                                                                    Exhibit 10.1

                                                           Execution Copy
================================================================================

                              ---------------------

                                 TRUST INDENTURE
                          DATED AS OF SEPTEMBER 1, 2006

                        --------------------------------

                                     Between

                             CITY OF OLATHE, KANSAS,

                                    AS ISSUER

                                       AND

                                 UMB BANK, N.A.,

                                   AS TRUSTEE

         $3,680,000                                      $400,000
   City of Olathe, Kansas                         City of Olathe, Kansas
Tax Exempt Industrial Revenue Bonds          Tax Exempt Industrial Revenue Bonds
(DCI, Inc. Project)                                  (DCI, Inc. Project)
     Series 2006A                                       Series 2006B

         $100,000                                 $820,000
   City of Olathe, Kansas                   City of Olathe, Kansas
Taxable Industrial Revenue Bonds    Taxable Subordinate Industrial Revenue Bonds
   (DCI, Inc. Project)                         (DCI, Inc. Project)
     Series 2006C                                   Series 2006D

                                 TRUST INDENTURE

                                Table of Contents

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

   SECTION 101.        DEFINITIONS OF WORDS AND TERMS..........................3
   SECTION 102.        RULES OF INTERPRETATION................................11

                                   ARTICLE II

                                    THE BONDS

                                   ARTICLE III

                               REDEMPTION OF BONDS

                                   ARTICLE IV

                                  FORM OF BONDS

                                       i

                                    ARTICLE V

                                THE PROJECT FUND

                                   ARTICLE VI

                               REVENUES AND FUNDS

   SECTION 601.        CREATION OF THE PRINCIPAL AND INTEREST PAYMENT ACCOUNT.21
   SECTION 602.        DEPOSITS INTO THE PRINCIPAL AND INTEREST PAYMENT
                       ACCOUNT................................................21
   SECTION 603.        APPLICATION OF MONEYS IN THE PRINCIPAL AND INTEREST

                                   ARTICLE VII

                  SECURITY FOR DEPOSITS AND INVESTMENT OF FUNDS

   SECTION 701.        MONEYS TO BE HELD IN TRUST.............................23
   SECTION 702.        INVESTMENT OF MONEYS IN FUNDS..........................23
   SECTION 703.        MANNER OF INVESTMENT...................................23
   SECTION 704.        RECORD KEEPING.........................................23
   SECTION 705.        ARBITRAGE AND GENERAL TAX COVENANT.....................23

                                  ARTICLE VIII

                        GENERAL COVENANTS AND PROVISIONS

   SECTION 801.        PAYMENT OF PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST

                                   ARTICLE IX

                               REMEDIES OF DEFAULT

                                       ii

                                    ARTICLE X

                                   THE TRUSTEE

   SECTION 1014.       PERFORMANCE OF DUTIES UNDER THE LEASE AND GUARANTY
                       AGREEMENT..............................................32

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

   SECTION 1101.       SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF
                       BONDOWNERS.............................................32
   SECTION 1102.       SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF
                       BONDOWNERS.............................................33
   SECTION 1103.       CORPORATION'S CONSENT TO SUPPLEMENTAL INDENTURES.......33

                                   ARTICLE XII

                                LEASE AMENDMENTS

   SECTION 1201.       LEASE AMENDMENTS.......................................33

                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

   SECTION 1301.       SATISFACTION AND DISCHARGE OF THE INDENTURE............33
   SECTION 1302.       BONDS DEEMED TO BE PAID................................34

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

   SECTION 1401.       CONSENTS AND OTHER INSTRUMENTS BY BONDOWNERS...........35
   SECTION 1402.       LIMITATION OF RIGHTS UNDER THE INDENTURE...............35

                                      iii

         Signature and Seals

         Schedule I -Property Subject to Lease
         Exhibit A - Form of the Series 2006A Bonds
         Exhibit B - Form of the Series 2006B Bonds
         Exhibit C - Form of the Series 2006C Bonds
         Exhibit D - Form of the Series 2006D Bonds

                                       iv

                                 TRUST INDENTURE

     THIS TRUST INDENTURE,  dated as of the September 1, 2006 (the "Indenture"), between the CITY OF OLATHE,  KANSAS, a municipal  corporation duly organized and existing  under the laws of the State of Kansas  (the  "Issuer"),  and UMB BANK,
N.A., a national banking  association duly organized and existing and authorized to accept and execute trusts of the character herein set forth under the laws of the United States,  with its principal  corporate trust office located in Kansas
City, Missouri, as Trustee (the "Trustee");

     WITNESSETH:

     WHEREAS, the Issuer is authorized by K.S.A. 12-1740 to 12-1749d, inclusive, as amended  (the  "Act"),  to  acquire,  construct,  improve  and equip  certain facilities (as defined in the Act) for commercial,  industrial and manufacturing purposes,  and to enter  into  leases  and  lease-purchase  agreements  with any person, firm or corporation for said facilities,  and to issue revenue bonds for the purpose of paying the cost of any such facilities; and

     WHEREAS, pursuant to such authorization, the Issuer's Governing Body passed and approved an Ordinance on August 15, 2006 (the "Ordinance"),  authorizing the
Issuer  to issue  its:  (a) Tax  Exempt  Industrial  Revenue  Bonds  (DCI,  Inc.
Project),  Series 2006A,  in the aggregate  principal  amount of $3,680,000 (the
"Series  2006A  Bonds");  (b) Tax Exempt  Industrial  Revenue  Bonds (DCI,  Inc.
Project),  Series  2006B,  in the  aggregate  principal  amount of $400,000 (the
"Series 2006B Bonds"); (c) Taxable Industrial Revenue Bonds (DCI, Inc. Project),
Series 2006C, in the aggregate  principal  amount of $100,000 (the "Series 2006C
Bonds");  and (d)  Taxable  Subordinate  Industrial  Revenue  Bonds  (DCI,  Inc.
Project),  Series  2006D,  in the  aggregate  principal  amount of $820,000 (the
"Series 2006D Bonds," and together with the Series 2006A Bonds, the Series 2006B
Bonds and the Series 2006C Bonds,  the  "Bonds"),  for the purpose of acquiring,
constructing   and  equipping  a   manufacturing   facility  (the  "Project"  as
hereinafter more fully described); and

     WHEREAS,  pursuant to the Act and the  Ordinance,  the Issuer is authorized
(i) to execute  and  deliver  this  Indenture  for the  purpose  of issuing  and securing  the Bonds,  as  hereinafter  provided,  and (ii) to enter into a Lease
Agreement  of even date  herewith  (the  "Lease"),  between  the  Issuer and the
Corporation,  under  which the  proceeds  of the Bonds shall be used to acquire, construct,  improve  and equip the Project and  pursuant to which  Issuer  shall lease the Project to the  Corporation,  in  consideration  of rentals  which are intended  to be  sufficient  to provide  for the  payment of the  principal  of, premium, if any, and interest on the Bonds as the same become due; and

     WHEREAS,  all things necessary to make the Bonds, when authenticated by the
Trustee and issued as provided in this Indenture,  the valid and legally binding limited  obligations of the Issuer, and to constitute this Indenture a valid and legally  binding  pledge and  assignment of the Trust Estate herein made for the security of the payment of the  principal of,  premium,  if any, and interest on the Bonds issued hereunder,  have been done and performed, and the execution and delivery of this Indenture and the execution and issuance of the Bonds,  subject to the terms hereof, have in all respects been duly authorized;

         NOW, THEREFORE, THIS INDENT WITNESSETH:

                                GRANTING CLAUSES

     That the Issuer,  in consideration  of the premises,  the acceptance by the
Trustee of the trusts hereby  created,  the purchase and acceptance of the Bonds by the Owners thereof, and of other good and valuable consideration, the receipt of which is hereby  acknowledged,  and in order to  secure  the  payment  of the principal  of,  premium,  if any,  and  interest on all of the Bonds  issued and
Outstanding  under this Indenture from time to time according to their tenor and effect,  and to secure the  performance  and observance by the Issuer of all the covenants,  agreements and conditions  herein and in the Bonds  contained,  does hereby pledge and assign unto the Trustee and its  successors  and assigns,  the property  described in paragraphs  (a), (b) and (c) below (said  property  being herein referred to as the "Trust Estate"), to wit:

          (a) The real estate situated in Johnson County,  Kansas,  described in
     Schedule  I  attached  hereto  and  constituting  a part of the  Project as referred to in the recitals to this Indenture and as defined  herein,  with all buildings,  additions and  improvements and machinery and equipment now or hereafter  located  thereon to the extent and subject to the limitations
     provided   in  the   Lease,   and   with  the   tenements,   hereditaments,
     appurtenances,  rights,  privileges and immunities  thereunto  belonging or appertaining;

          (b) All right,  title and  interest of the Issuer in, to and under the
     Lease (except the Issuer's right to indemnity  thereunder),  and all rents, revenues  and  receipts  derived by the Issuer from the Project  including, without  limitation,  all Rental  Payments  derived by the Issuer under and pursuant  to and  subject to the  provisions  of the Lease  (except for the rights of the Issuer to receive  moneys for its own account under the Lease and any payments made by the Corporation to meet the rebate requirements of
     Section 148(f) of the Code); provided that the pledge and assignment hereby made shall not impair or diminish the  obligations  of the Issuer under the provisions of the Lease; and

          (c) All moneys and securities  (except  arbitrage rebate) from time to time held by the Trustee under the terms of this  Indenture,  including any amounts realized by the Trustee pursuant to the Guaranty Agreement, and any and all other real or personal  property of every kind and nature from time to time hereafter, by delivery or by writing of any kind, pledged, assigned or transferred as and for additional security hereunder by the Issuer or by anyone in its behalf, or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

     TO HAVE AND TO HOLD, all and singular, the Trust Estate with all rights and privileges  hereby pledged and assigned,  or agreed or intended so to be, to the
Trustee and its successors in trust and assigns;

     IN TRUST NEVERTHELESS,  upon the terms and subject to the conditions herein set forth, for the equal and proportionate  benefit,  protection and security of all  Owners  from time to time of the Bonds  issued and  Outstanding  under this
Indenture,  without preference,  priority or distinction as to lien or otherwise of any of the Bonds over any other of the Bonds except as expressly  provided in or permitted by this Indenture;

     PROVIDED, HOWEVER, that if the Issuer shall well and truly pay, or cause to be paid, the principal of,  premium,  if any, and interest on all the Bonds,  at the times and in the manner  mentioned in the Bonds according to the true intent and meaning  thereof,  or shall provide for the payment  thereof (as provided in
Article XIII hereof), and shall pay or cause to be paid to the Trustee all other sums of money  due or to  become  due to it in  accordance  with the  terms  and provisions  hereof,  then upon such final payments this Indenture and the rights hereby  granted shall cease,  determine and be void;  otherwise,  this Indenture shall be and remain in full force and effect.

     THIS INDENTURE  FURTHER  WITNESSETH,  and it is hereby expressly  declared, covenanted and agreed by and between the parties  hereto,  that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and that all the Trust Estate is to be held and applied under, upon and subject to the terms, conditions,  stipulations,  covenants,  agreements, trusts, uses and purposes as hereinafter  expressed,  and the Issuer does hereby agree and covenant  with the
Trustee  and with the  respective  Owners  from  time to time of the  Bonds,  as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 101.  Definitions of Words and Terms.  In addition to the words and terms defined elsewhere in this Indenture, the following words and terms as used in this Indenture shall have the following  meanings,  unless some other meaning is plainly intended:

     "Act" means K.S.A. 12-1740 to 12-1749d, inclusive, as amended.

     "Adjustment Date" has the meaning set forth in Section 208(a)(i) hereof.

     "Authorized  Corporation  Representative" means the Chief Financial Officer of DCI, or such other officer of the  Corporation or DCI at the time  designated to  act on  behalf  of the  Corporation  as  evidenced  by  written  certificate furnished to the Issuer and the Trustee  containing  the  specimen  signature of such person and signed on behalf of the Corporation by its manager or authorized officer. Such certificate may designate an alternate or alternates, each of whom
shall  be  entitled  to  perform  all  duties  of  the  Authorized   Corporation
Representative.

     "Bank Midwest"  means Bank Midwest,  N.A., a national  banking  association organized under the laws of the United States of America.

     "Bond" or "Bonds" means,  collectively,  the Series 2006A Bonds, the Series
2006B Bonds, the Series 2006C Bonds and the Series 2006D Bonds.

     "Bond Counsel" means the firm of Gilmore & Bell, P.C. or any other attorney or firm of  attorneys  whose  expertise  in matters  relating to the issuance of obligations by states and their political  subdivisions is nationally recognized and acceptable to Trustee and Corporation.

     "Bondowner"  means the  registered  owner of any fully  registered  Bond as indicated on the bond register maintained by the bond registrar.

     "Business  Day"  means a day  which is not a  Saturday,  Sunday  or any day designated  as a  holiday  by  the  Congress  of  the  United  States  or by the
Legislature  of the State and on which Banks in both the State and the  location of the principal office of the Trustee are not authorized to be closed.

     "Change in Law" means any event not included in the  definition of the term
"Event of  Taxability,"  the effect of which shall be to render the  interest on the  Tax-Exempt  Bonds  includible  for any  period in the  gross  income of the
Bondowners  or former  Bondowners  (other than a Bondowner  who is a Substantial
User or a Related Person  thereto) for federal  income tax purposes,  including, but not limited to, the enactment or adoption (as determined by Bond Counsel) of any  provision  or  change  in the  Code,  or in the  laws of the  State  or the regulations  of  any  agency  or  instrumentality  thereof  (regardless  of  the effective date thereof)  subsequent to the date hereof. The term "Change in Law"
shall not include any change of any provision of the Code the effect of which is to subject  interest on the  Tax-Exempt  Bonds to treatment as a tax  preference item for purposes of computing any alternative  minimum tax or other similar tax imposed on any Bondowner.

     "Change of  Circumstances"  means the  occurrence  of any of the  following events:

          (1) title to, or the temporary use of, all or any material part of the
     Project shall be condemned by any authority exercising the power of eminent domain;

          (2) title to substantially all of the Project is found to be deficient or  nonexistent  to the  extent  that the  Project is  untenantable  or the efficient  utilization of the Project by the  Corporation is  substantially impaired;

          (3)  substantially  all of the Project is damaged or destroyed by fire or other casualty; or

          (4) as a result of: (i) changes in the  Constitution  of the State; or
     (ii) any legislative or administrative action by the State or any political subdivision  thereof,  or  by  the  United  States;  or  (iii)  any  action instituted in any court, the Lease shall become void or  unenforceable,  or impossible of performance  without  unreasonable delay, or in any other way by  reason  of such  changes  of  circumstances,  unreasonable  burdens  or excessive liabilities are imposed upon the Issuer or the Corporation.

     "Code" means the Internal  Revenue Code of 1986, as amended,  together with the regulations  promulgated  thereunder by the United States  Department of the
Treasury.

     "Completion  Date"  means  the  date  of  completion  of  the  acquisition, purchase, construction and installation of the Project pursuant to the Lease.

     "Corporation"  means DCI  Holdings  FAE,  LLC, a Kansas  limited  liability company, and its successors and assigns, and shall mean DCI, Inc. after the date on which the Lease is assigned to DCI, Inc.

     "Costs of Issuance"  means any and all expenses of whatever nature incurred in connection with the issuance and sale of the Bonds, including but not limited to  underwriting  fees and  expenses,  underwriting  discount,  bond  and  other printing expenses, and legal fees and expenses of counsel.

     "Cumulative  Outstanding  Principal  Amount"  means an amount  equal to the aggregate  of all amounts  paid into the  Project  Fund in  accordance  with the provisions of this  Indenture and the  applicable  Bond Purchase  Agreement,  as reflected in the bond registration  records  maintained by the Trustee or in the
Table of Cumulative Outstanding Principal Amount set forth in the form of Series
2006B Bond or Series 2006D Bonds.

     "Default  Administration  Costs"  means the  reasonable  fees,  charges and expenses of the  Trustee  incurred in  anticipation  of an Event of Default,  or after the  occurrence  of an Event of  Default,  including,  but not limited to, counsel fees,  litigation  costs and expenses,  the expenses of maintaining  and preserving the Project and the expenses of re-letting or selling the Project.

     "Determination  of  Taxability"  shall be  deemed to have  occurred  on the earliest of the following dates:

          (a) The date of the occurrence of any Event of Taxability; or

          (b) On that date when  Corporation  files or is  required  to file any statement, supplemental statement or other tax schedule, return or document in accordance  with the Code which  discloses,  or would  disclose had such
     been  filed,   that  an  Event  of   Taxability   shall  have  occurred  (a
     "Supplemental Statement"); or

          (c) The effective date of a Change in Law; or

          (d) On that date when the  Corporation  shall be advised in writing by the Commissioner or any District Director of Internal Revenue that an Event of  Taxability  or Change in Law shall have  occurred;  or

          (e) On that date when the  Corporation  shall receive  notice from the
     Issuer or the  Trustee  in  writing  that the  Issuer or  Trustee  has been advised by (i) any Bondowner that the Internal Revenue Service has issued a report  concluding the interest on the Tax-Exempt Bonds to be includible in the gross income of such  Bondowner  due to the  occurrence  of an Event of
     Taxability  or  Change in Law;  or (ii) the  Commissioner  or any  District
     Director of Internal  Revenue that the interest on the Tax-Exempt  Bonds is includible in the gross income of any such  Bondowner due to the occurrence of an Event of Taxability or Change in Law; or

          (f) On that date when the  Corporation or the Trustee shall be advised in writing by Bond Counsel of a Change in Law.

     No  Determination  of  Taxability,  however,  shall  occur  so  long as the
Corporation, at its expense:

          (1)  agrees to seek a revenue  ruling or other  written  determination
     (hereinafter,  referred  to as  "the  Revenue  Ruling")  on  behalf  of the
     Bondowners from the Internal Revenue Service affirming that the interest on the Tax-Exempt Bonds is exempt from Federal income taxation and will remain unaffected by the Event of Taxability or the Change in Law, as the case may be; and

          (2)  procures an opinion of Bond  Counsel to the effect that (a) there is a  substantial  and valid legal basis for the position that the interest on the Tax-Exempt  Bonds has been, is and will remain tax exempt,  (b) such
     Bond  Counsel has no reason to

     believe  that the  Internal  Revenue  Service  will decline to consider the ruling  request for  procedural  or  technical  reasons,  and (c) such Bond
     Counsel has no knowledge  or reason to believe  that the  Internal  Revenue
     Service has indicated a position not to rule favorably on similar questions or would not rule favorably; and

          (3) agrees to reimburse and fully  indemnify  and hold the  Bondowners harmless  from and against any and all  liability,  damage,  loss,  cost or expense  (including  attorneys' fees) which the Bondowners may incur as the result of Corporation's  attempt to secure the Revenue Ruling,  and further agrees to pay on demand all costs and  expenses  which the  Bondowners  may incur in seeking  the Revenue  Ruling,  and to furnish  such  surety  bond, letter of credit or other form of security  as the  Trustee may  reasonably request from time to time to secure the Corporation's obligations under the
     Lease, including without limitation any potential increases in interest, or any premium,  whether prospective or retroactive,  and any potential taxes, penalties or related interest.

Provided the Corporation  promptly  initiates and continues to diligently pursue the Revenue Ruling,  compliance with the foregoing  provisions shall suspend the effective date of the  Determination  of  Taxability.  The issuance of a Revenue
Ruling  clearly  concluding  that  the  interest  on  the  Tax-Exempt  Bonds  is excludable  from gross  income for federal  income tax  purposes and will remain unaffected  by the  purported  Event of Taxability or Change in Law, as the case may be, shall be deemed to annul the Determination of Taxability. Otherwise, the issuance  of any  contrary or  inconsistent  Revenue  Ruling,  or the failure to obtain any Revenue Ruling within six months from the date of the delivery of the notice  to the  Corporation  by  the  Trustee  or the  Issuer  of the  Event  of
Taxability or Change in Law, as the case may be,  whichever  shall occur,  shall constitute a final disposition of the matter (any appeal rights notwithstanding)
and a Determination of Taxability shall be deemed to have then occurred.

     "Event of Default" means one of the following events:

          (a)  Default in the due and  punctual  payment of any  interest on any
     Bond;

          (b) Default in the due and  punctual  payment of the  principal  of or premium, if any, on any Bond on the stated maturity or accelerated maturity date thereof, or at the redemption date thereof;

          (c)  Default  in the  performance  or  observance  of any other of the covenants,  agreements  or  conditions  on the part of the  Issuer  in this
     Indenture  or in the Bonds  contained,  and the  continuance  thereof for a period of 30 days after written notice thereof shall have been given to the
     Issuer and the  Corporation by the Trustee,  or to the Trustee,  the Issuer
     and the  Corporation  by the  Owners  of not  less  than  25% in  aggregate principal  amount of Bonds  then  Outstanding;  provided,  however,  if any default  shall be such that it  cannot  be  corrected  within  such  30-day period, it shall not constitute an Event of Default if corrective action is instituted  by the  Issuer  or  the  Corporation  within  such  period  and diligently pursued until such default is corrected; or

          (d) An Event of Default as defined in the Lease shall have occurred.

     "Event of  Taxability"  means any  action by the  Corporation  or any other person  including,  but not limited to, the use of  Tax-Exempt  Bond proceeds in violation  of the  covenants  contained  in the Lease  which  has the  effect of causing the interest on the Tax-Exempt Bonds to become includible for any period in the gross income for Federal income tax purposes  (other than for alternative minimum  tax

purposes)  of any Owner or former Owner of the  Tax-Exempt  Bonds (other than an
Owner who is a Substantial User of the Project or a Related Person thereto).

     "Government  Securities"  means direct  obligations  of, or obligations the payment of the principal of and interest on which are unconditionally guaranteed by, the United States of America.

     "Guarantors"  means,  collectively,  means those  persons  and/or  entities
(whether one or more) who, or which, execute and deliver the Guaranty Agreement.

     "Guaranty  Agreement"  means the separate  Guaranty  Agreement  dated as of
September 1, 2006 of the  Guarantors  named  therein and in favor of the Trustee for the benefit of the Bondowners,  required  pursuant to the provisions of this
Indenture.

     "Improvements"  means all  buildings,  structures,  facilities,  machinery, equipment and any other property purchased in whole or in part from the proceeds of the Bonds as may be more specifically  described in the Lease and made a part thereof.

     "Indenture"  means this Trust  Indenture,  as from time to time amended and supplemented  by  Supplemental  Indentures in accordance  with the provisions of
Article XI of this Indenture.

     "Interest Payment Date" means (i) with respect to the Superior Bonds, means the first day of each month,  commencing  October 1, 2006, and (ii) with respect to the Series 2006D Bonds,  means March 1 and September 1,  commencing  March 1,
2007, and terminating for each series when the principal of, redemption  premium if any, and interest on such series of Bonds have been fully paid.

     "Investment  Contract"  means an agreement to deposit all or any portion of the  proceeds  of the sale of the Bonds with a bank,  with the  deposits to bear interest at an agreed rate.

     "Investment  Securities" means any of the following securities,  and to the extent the same are at the time  permitted  for  investment of funds held by the
Trustee pursuant to this Indenture:

          (i) Government Securities.

          (ii) obligations of the Federal  National  Mortgage  Association,  the
     Government National Mortgage  Association,  the Federal Financing Bank, the
     Federal  Intermediate Credit  Corporation,  Federal Banks for Cooperatives,
     Federal Land Banks,  Federal Home Loan Banks,  Farmers Home  Administration
     and Federal Home Loan Mortgage Association;

          (iii) direct and general  obligations of the State,  to the payment of the  principal  of and  interest  on which the full faith and credit of the
     State is pledged,  provided that at the time of their  purchase  under this
     Indenture  such  obligations  are rated in either of the two highest rating categories by a nationally recognized bond rating agency;

          (iv)  deposits  in or  certificates  of deposit  issued by any bank or trust company organized under the laws of any state of the United States of
     America  or any  national  banking  association  (including  the  Trustee), provided  that such  deposits  shall be either of a bank,  trust company or national banking association  continuously and fully insured by the Federal
     Deposit  Insurance  Corporation,  or continuously and fully secured by such securities as are described above in clauses (i) through (iii),  inclusive, which shall have a market  value  (exclusive  of

     accrued  interest) at all times at least equal to the  principal  amount of such deposits and shall be lodged with the Trustee,  as  custodian,  by the bank, trust company or national banking association  accepting such deposit or issuing such  certificate  of deposit,  and the bank,  trust  company or national  banking  association  issuing  each such  certificate  of deposit required  to be  so  secured  shall  furnish  the  Trustee  an  undertaking satisfactory to it that the aggregate  market value of all such obligations securing  each such  certificate  of deposit will at all times be an amount equal to the principal  amount of each such  certificate of deposit and the
     Trustee shall be entitled to rely on each such undertaking;

          (v) any Investment  Contract or repurchase  agreement with any bank or trust company organized under the laws of any state of the United States of
     America or any  national  banking  association  (including  the Trustee) or government  bond dealer  reporting to,  trading with,  and  recognized as a primary dealer by the Federal Reserve Bank of New York,  which agreement is secured by any one or more of the securities described in clauses (i), (ii)
     or (iii) above;

          (vi) any investment in shares or units of a money market fund or trust rated in either of the two highest categories by any nationally  recognized securities rating agency; or

          (vii) any other investment approved in writing by Bank Midwest so long as Bank  Midwest  is the  Owner of any  Outstanding  Bond,  and  thereafter approved in writing by the Owners of 100% of the Outstanding Bonds.

     "Issuer" means the City of Olathe, Kansas, a political subdivision existing under the laws of the State, and its successors and assigns.

     "Land" means the real property  described in Schedule I attached hereto and made a part hereof.

     "Lease" means the Lease dated as of the date of this Indenture  between the
Issuer and the  Corporation,  as from time to time amended and  supplemented  in accordance with the provisions thereof and of Article XII of this Indenture.

     "Notice Representative" means:

          (a) With respect to the Corporation, its Chief Financial Officer.

          (b) With respect to the Issuer,  its duly  elected or  appointed  City
     Clerk.

          (c) With respect to the Trustee, any trust officer thereof.

     "Original Proceeds" means all proceeds, including accrued interest, derived from the sale of the Bonds to the Original Purchaser.

     "Original  Purchaser" means (a) with respect to the Series 2006A Bonds, the
Series  2006B  Bonds and the Series  2006C  Bonds,  Bank  Midwest,  and (b) with respect to the Series 2006D Bonds, DCI, Inc., a Kansas corporation.

     "Outstanding"   means,   as  of  a  particular   date  all  Bonds   issued,
authenticated and delivered under this Indenture, except:

          (a) Bonds  cancelled  by the Trustee or  delivered  to the Trustee for cancellation pursuant to this Indenture;

          (b) Bonds for the payment or redemption of which moneys or investments have been  deposited  in trust  with the  Trustee  in  accordance  with the provisions of the Indenture; and

          (c) Bonds in  exchange  for or in lieu of which  other Bonds have been authenticated and delivered pursuant to this Indenture.

     "Owner" means the registered owner of any fully registered Bond.

     "Paying Agent" means the Trustee.

     "Payment  Date" means any date on which the principal of or interest on any
Bonds is payable.

     "Permitted  Encumbrances" means any mortgages,  liens or other encumbrances specifically  described  in  Schedule I hereto;  easements  and rights of way of record at the time of conveyance of the Land to the Issuer,  and any other title exceptions  not  affecting  marketability  or the  usefulness of the Project for
Corporation's  purposes as a solid waste  disposal  facility for  shredding  and processing waste paper products.

     "Principal and Interest Payment  Account" means the account  authorized and established  with the Trustee  pursuant to this  Indenture  designated  "City of
Olathe,  Kansas,  Principal and Interest Payment Account for Industrial  Revenue
Bonds (DCI, Inc. Project)."

     "Principal  Payment  Date" means (i) with  respect to the  Superior  Bonds, means the first day of each  month,  commencing  October 1, 2006,  and (ii) with respect to the Series 2006D  Bonds,  means March 1 and  September 1,  commencing
March 1, 2007,  and  terminating  for each  series  when the  principal  of, and premium, if any, have been fully paid.

     "Project"  means and  includes  the  interest of Issuer in the Land and the
Improvements, together with any Project Additions.

     "Project  Additions" means any alterations or additions made to the Project to the extent provided in Articles XI and XII of the Lease.

     "Project  Costs" means those costs incurred in connection with the Project, including:

          (a) all costs and expenses necessary or incident to the acquisition of the Land and such of the  Improvements  as are acquired,  constructed or in progress at the date of such acquisition;

          (b)  fees  and  expenses  of  architects,  appraisers,  surveyors  and engineers  for  estimates,  surveys,  soil borings and soil tests and other preliminary  investigations  and items  necessary  to the  commencement  of
     construction,   preparation  of  plans,  drawings  and  specifications  and supervision of  construction,  as well as for the  performance of all other duties of  architects,  appraisers,  surveyors and engineers in relation to the  construction,  furnishing and equipping of the Project or the issuance of the Bonds;

          (c) all costs and expenses of  constructing,  acquiring or  installing the remaining portion of the Project.

          (d) payment of  interest  actually  incurred on any interim  financing obtained from a lender unrelated to the Corporation for performance of work on the Project prior to the issuance of the Bonds;

          (e) the  cost of the  title  insurance  policies  and the  cost of any
     insurance  and  performance  and  payment  bonds   maintained   during  the
     construction   period  in   accordance   with  Article  VI  of  the  Lease,
     respectively; and

          (f) Costs of Issuance.

     "Project Fund" means the fund authorized and  established  with the Trustee pursuant to this Indenture designated the "City of Olathe,  Kansas, Project Fund
(DCI, Inc. Project)."

     "Record  Date"  means the  Business  Day prior to the last day of the month immediately  preceding  each  Interest  Payment  Date,  or if such date is not a
Business Day, the Business Day immediately preceding such date.

     "Related Person" means a related person as defined in Section 147(a) of the
Code.

     "Rental Payments" means the aggregate of the Basic Rent and Additional Rent payments provided for pursuant to Article III of the Lease.

     "Securities  Depository" means The Depository Trust Company,  New York, New
York, or its nominee, and its successors and assigns.

     "Series 2006A Bonds" means the City of Olathe, Kansas Tax Exempt Industrial
Revenue  Bonds  (DCI,  Inc.  Project),  Series  2006A,  issued in the  aggregate principal amount of $3,680,000.

     "Series 2006B Bonds" means the City of Olathe, Kansas Tax Exempt Industrial
Revenue  Bonds  (DCI,  Inc.  Project),  Series  2006B,  issued in the  aggregate principal amount of $400,000.

     "Series 2006C Bonds" means the City of Olathe,  Kansas  Taxable  Industrial
Revenue  Bonds  (DCI,  Inc.  Project),  Series  2006C,  issued in the  aggregate principal amount of $100,000.

     "Series 2006D Bonds" means the City of Olathe,  Kansas Taxable  Subordinate
Industrial  Revenue  Bonds (DCI,  Inc.  Project),  Series  2006D,  issued in the aggregate principal amount of $820,000.

     "State" means the State of Kansas.

     "Substantial  User" means a  substantial  user of the Project as defined in
Section 147(a) of the Code.

     "Superior  Bonds" means,  collectively,  the Series 2006A Bonds, the Series
2006B Bonds and the Series 2006C Bonds.

                                       10

     "Supplemental  Indenture" means any indenture supplemental or amendatory to this Indenture entered into by the Issuer and the Trustee pursuant to Article XI of this Indenture.

     "Tax Compliance  Agreement" means the Tax Compliance  Agreement dated as of the date of the Indenture  among the Issuer,  the  Corporation  and the Trustee, containing  representations  and  covenants  regarding the  preservation  of the tax-exempt  status of the interest on the  Tax-Exempt  Bonds,  the investment of proceeds  of the  Tax-Exempt  Bonds and the  calculation  and  payment of rebate amounts under Section 148(f) of the Code.

     "Tax-Exempt  Bonds"  means,  collectively,  the Series  2006A Bonds and the
Series 2006B Bonds.

     "Taxable Bonds" means, collectively,  the Series 2006C Bonds and the Series
2006D Bonds.

     "Term" means,  collectively,  the Basic Term and any Additional Term of the
Lease.

     "Trust Estate" means the Trust Estate  described in the Granting Clauses of this Indenture.

     "Trustee" means UMB Bank, N.A., Kansas City,  Missouri,  in its capacity as bond  registrar  and  trustee  and its  successor  or  successors  and any other corporation  or  association  which at the time may be  substituted in its place pursuant to and at the time serving as Trustee under this Indenture.

     Section 102. Rules of Interpretation.

          (a) Words of the  masculine  gender  shall be deemed and  construed to include  correlative  words of the feminine and neuter genders.  Unless the context shall otherwise  indicate,  the words importing the singular number shall include the plural and vice versa, and words importing  persons shall include firms,  associations and corporations,  including public bodies, as well as natural persons.

          (b) Wherever in this  Indenture it is provided that either party shall or will make any payment or perform or refrain from  performing  any act or obligation,  each such provision  shall,  even though not so expressed,  be construed as an express covenant to make such payment or to perform, or not to perform, as the case may be, such act or obligation.

          (c)  All  references  in this  instrument  to  designated  "Articles,"
     "Sections" and other subdivisions are, unless otherwise  specified,  to the designated  Articles,  Sections  and  subdivisions  of this  instrument  as originally  executed.  The words "herein," "hereof,"  "hereunder" and other words of similar  import refer to this  Indenture as a whole and not to any particular Article, Section or subdivision.

          (d) The Table of Contents and the Article and Section headings of this
     Indenture  shall not be treated as a part of this Indenture or as affecting the true meaning of the provisions hereof.

                                       11

                                   ARTICLE II

                                    THE BONDS

     Section 201.  Title and Amount of Bonds.  No Bonds may be issued under this
Indenture  except in accordance  with the provisions of this Article.  The Bonds authorized to be issued under this Indenture shall be designated as follows:

          (a) "City of Olathe,  Kansas Tax Exempt Industrial Revenue Bonds (DCI,
     Inc. Project), Series 2006A" (the "Series 2006A Bonds");

          (b) "City of Olathe,  Kansas Tax Exempt Industrial Revenue Bonds (DCI,
     Inc. Project), Series 2006B" (the "Series 2006B Bonds");

          (c) "City of Olathe,  Kansas  Taxable  Industrial  Revenue Bonds (DCI,
     Inc. Project), Series 2006C" (the "Series 2006C Bonds"); and

          (d) "City of Olathe,  Kansas Taxable  Subordinate  Industrial  Revenue
     Bonds (DCI, Inc. Project), Series 2006D" (the "Series 2006D Bonds").

     The total  principal  amount of all Bonds that may be issued  hereunder  is hereby expressly limited to $5,000,000.

     Section 202. Limited Nature of Obligations.

          (a) The Bonds and the interest thereon shall be limited obligations of the Issuer  payable  solely  and only from the net  earnings  and  revenues derived by the Issuer from the  Project,  including  but not limited to the rents,  revenues  and  receipts  under the  Lease  (including,  in  certain circumstances,  Bond  proceeds  and income  from the  temporary  investment thereof and proceeds from sale of the Project,  insurance and  condemnation awards or payments,  if any, received pursuant to the Guaranty  Agreement), and are  secured  by a pledge  and  assignment  of the Trust  Estate to the
     Trustee in favor of the  Bondowners,  as  provided in this  Indenture.  The
     Bonds and the interest thereon shall not be a debt or general obligation of
     Issuer or the State, or any municipal  corporation thereof, and neither the
     Bonds,  the  interest  thereon,  nor any  judgment  thereon or with respect thereto,  are  payable  in any  manner  from  tax  revenues  of any kind or character.  The Bonds shall not constitute an  indebtedness  or a pledge of the faith and  credit of  Issuer,  the State or any  municipal  corporation thereof,  within the meaning of any constitutional or statutory  limitation or restriction.

          (b) The full and prompt payment of the principal of, premium,  if any, and  interest  on the  Bonds  has been  unconditionally  guaranteed  by the
     Guarantors  to the  Trustee,  for the  benefit  of the Owners of the Bonds, under the terms of the Guaranty  Agreement.  The Trustee  shall enforce the
     Guaranty Agreement for the benefit and protection of the Bondowners so long as any of the Bonds  remain  Outstanding.  The Trustee  shall not permit or consent  to any  change,  amendment,  modification  or  termination  of the
     Guaranty Agreement except to the extent provided for therein.

          (c) No provision, covenant or agreement contained in this Indenture or the Bonds, or any obligation  herein or herein imposed upon the Issuer,  or the breach  thereof,  shall  constitute  or

                                       12

     give rise to or impose  upon the Issuer a pecuniary  liability  or a charge upon its general  credit or powers of taxation.  In making the  agreements, provisions  and covenants set forth in this  Indenture,  the Issuer has not obligated  itself except with respect to the Project and the application of the  payments,  revenues and receipts  therefrom as  hereinabove  provided.
     Neither the officers of the Issuer nor any person executing the Bonds shall be liable personally on the Bonds by reason of the issuance thereof.

     Section 203. Denomination, Number and Dating of Bonds.

          (a) The Bonds of each series shall be  initially  issuable in the form
     of  one  fully  registered  Bond  without  coupons.   The  Bonds  shall  be
     substantially  in the form set forth in Article IV of this  Indenture.  The
     Bonds of each  series  of Bonds  shall be  numbered  in such  manner as the
     Trustee shall determine.

          (b) Each series of Bonds  shall be dated the date of initial  delivery thereof.  If any  Bond is at any  time  thereafter  transferred,  any  Bond replacing  such  Bond  shall  be  dated  as of the  date of  authentication thereof.

     Section 204. Method and Place of Payment of Bonds.

          (a) The principal of and interest on the Bonds shall be payable in any coin or currency of the United  States of America  which on the  respective dates of payment  thereof is legal tender for payment of public and private debts.

          (b) Payment of the  principal of the Bonds shall be made in accordance with Section 208 hereof or upon the presentation and surrender of such Bond at the  principal  payment  office of any Paying  Agent  named in the Bond;
     provided,  that so long as the  Corporation  is the sole  Bondowner  of any series of Bonds,  the  Trustee  shall make  payments of  principal  on such series of Bonds by internal bank transfer or by wire transfer to an account at a commercial  bank or savings  institution  designated by such Bondowner and located in the continental United States; provided,  further, that upon any payment by internal  bank  transfer or by wire transfer of principal on such series of Bonds, the Trustee shall record the amount of such principal payment on the  registration  books for such series of Bonds  maintained by the  Trustee  on behalf of the  Issuer.  If the  Bonds of such  series  are presented to the Trustee together with such payment,  the Trustee may enter the amount of such principal payment on the Table of Cumulative Outstanding
     Principal  Amount on the Bonds of such  series in the  manner  provided  by
     Section 402 hereof.  Notwithstanding the foregoing,  the registration books maintained  by the Trustee shall be the official  record of the  Cumulative
     Outstanding Principal Amount on the Bonds at any time, and the Bondowner is not  required  to  present  the Bonds for  action by the  Trustee,  as bond registrar,  with each  payment of  principal  on the Bonds.  Payment of the interest on the Bonds shall be made by the Trustee on each Interest Payment
     Date to the  person  appearing  on the  registration  books  of the  Issuer hereinafter provided for as the registered owner thereof on the Record Date by check or draft mailed to such  registered  owner at such owner's address as it appears on such registration books. In the event that the Corporation is the sole Bondowner of any series of Bonds,  the Trustee is authorized to make interest payments on such series of Bonds by internal bank transfer or by wire transfer to an account at a commercial bank or savings  institution designated by such Bondowner and located in the continental  United States.
     In addition,  at the written request of any registered  owner of Bonds, the principal and interest on the Bonds shall be paid by electronic transfer to such owner upon written  notice to the Trustee  from such owner  containing the electronic  transfer  instructions  (which shall be in the  continental
     United  States) to which such owner wishes to have such  transfer  directed and such written notice is given by such owner to the Trustee not less than the  fifteenth  day (whether or not a Business  Day) of the calendar  month next  preceding  such Interest  Payment Date.  Any such written  notice for electronic  transfer  shall be signed by such owner and shall  include  the name of the bank, its address,

                                       13

     its ABA routing  number and the name,  number and contact  name  related to such owner's account at such bank to which the payment is to be credited.

     Section 205. Execution and Authentication of Bonds.

          (a) The Bonds  shall be executed on behalf of the Issuer by the manual or facsimile signature of the Mayor and attested by the manual or facsimile signature  of the City  Clerk,  and shall  have the  corporate  seal of the
     Issuer  affixed  thereto or imprinted  thereon.  In case any officer  whose signature or facsimile  thereof appears on any Bonds shall cease to be such officer  before the  delivery of such Bonds,  such  signature  or facsimile thereof shall  nevertheless  be valid and sufficient for all purposes,  the same as if such person had remained in office until delivery.  Any Bond may be signed by such  persons as at the actual time of the  execution  of such
     Bond shall be the proper officers to sign such Bond although on the date of such Bond such persons may not have been such officers.

          (b)  The  Bonds  shall  have  endorsed   thereon  a   Certificate   of
     Authentication  substantially  in the form set forth in  Article IV hereof, which shall be manually executed by the Trustee.  No Bond shall be entitled to any  security  or  benefit  under  this  Indenture  or shall be valid or
     obligatory   for  any  purpose   unless  and  until  such   Certificate  of
     Authentication shall have been duly executed by the Trustee.  Such executed
     Certificate of  Authentication  upon any Bond shall be conclusive  evidence that  such  Bond has been  duly  authenticated  and  delivered  under  this
     Indenture. The Certificate of Authentication on any Bond shall be deemed to have been duly executed if signed by any authorized  officer or employee of the  Trustee,  but it shall  not be  necessary  that the  same  officer  or employee sign the  Certificate of  Authentication  on all of the Bonds that may be issued hereunder at any one time.

     Section 206. Registration, Transfer and Exchange of Bonds.

          (a) The  Trustee  shall  keep books for the  registration  and for the transfer of Bonds as provided in this Indenture.

          (b) The Bonds  may be  transferred  only  upon the books  kept for the registration  and transfer of Bonds upon  surrender  thereof to the Trustee duly endorsed for transfer or accompanied by an assignment duly executed by the registered owner or such owner's attorney or legal  representative,  in such form as shall be satisfactory to the Trustee.  The Bonds have not been registered  under the  Securities  Act of 1933,  as  amended,  or any state securities law, and the Bonds may not be transferred  unless (i) the Issuer consents  in  writing  to such  transfer,  and (ii) and the  Issuer and the
     Trustee are furnished a written  legal  opinion from counsel  acceptable to the Trustee, the City and the Corporation, to the effect that such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended,  and any  applicable  state  securities  law.  The Bonds may be transferred  to any  successor  to the  Corporation  or any entity owned or under  common  ownership  with the  Corporation,  as lessee under the Lease without the necessity of obtaining  the City's  consent or such an opinion.
     In connection with any such transfer of the Bonds the Trustee shall receive
     an  executed   representation   letter  signed  by  the  proposed  assignee
     containing   substantially  the  same  representations   contained  in  the
     representation letter delivered to the Trustee from each Bondowner upon the initial  issuance of the Bonds.  Upon any such  transfer,  the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for such
     Bonds a new fully  registered Bond or Bonds,  registered in the name of the transferee,  of  any  denomination  or  denominations  authorized  by  this
     Indenture,  in an  aggregate  principal  amount  equal  to the

                                       14

     outstanding principal amount of such Bonds, of the same series and maturity and bearing interest at the same rate.

          (c) In all cases in which  Bonds  shall be  exchanged  or  transferred hereunder,  the Issuer shall execute and the Trustee shall authenticate and deliver  at the  earliest  practicable  time Bonds in  accordance  with the provisions of this Indenture. All Bonds surrendered in any such exchange or transfer  shall  forthwith be  cancelled by the Trustee.  The Issuer or the
     Trustee  may make a charge for every such  exchange  or  transfer  of Bonds sufficient  to reimburse it for any tax, fee or other  governmental  charge required to be paid with  respect to such  exchange or  transfer,  and such charge  shall be paid by the  Bondowner  before  any such new Bond shall be delivered. Neither the Issuer nor the Trustee shall be required to make any such exchange or transfer of Bonds on or after the Record Date  preceding a
     Payment  Date on the Bonds or, in the case of any  proposed  redemption  of
     Bonds, during the 15 days immediately  preceding the selection of Bonds for such  redemption  or after  such  Bonds  or any  portion  thereof  has been selected for redemption.

     Section 207.  Persons Deemed Owners of Bonds.  The person in whose name any
Bond shall be  registered  as shown on the  registration  books  required  to be maintained  by the Trustee by this  Article  shall be deemed and regarded as the absolute  owner  thereof  for all  purposes.  Payment  of, or on  account of the principal of and premium,  if any, and,  interest on any such Bond shall be made only to or upon the order of the Owner thereof or his legal representative.  All such  payments  shall be valid  and  effectual  to  satisfy  and  discharge  the liability upon such Bond,  including the interest thereon,  to the extent of the sum or sums so paid.

     Section 208. Authorization of Bonds.

          (a) There  shall be  initially  issued and  secured  pursuant  to this
     Indenture  four  series  of  Bonds in the  aggregate  principal  amount  of
     $5,000,000 for the purpose of providing funds for paying the Project Costs.
     The Bonds shall be dated  September 1, 2006,  and shall bear  interest from their effective date of registration or the Interest  Payment Date to which interest has been paid and shall pay  principal  and  interest  (subject to prior redemption) as follows:

               (i)  Series  2006A  Bonds.  The  Series  2006A  Bonds  shall bear interest at an initial  rate of 5.30% and shall mature on September 1,
          2026. Principal and interest shall be payable on the first day of each month  in an  amount  sufficient  to  amortize  the  principal  amount outstanding  by the maturity  date.  The  interest  rate on the Series
          2006A Bonds shall adjust on  September 1, 2011,  September 1, 2016 and
          September 1, 2021 (each, an "Adjustment  Date"). The adjusted interest rate shall be the yield  (rounded to two  decimal  points) on the most currently  issued 5-year United  States  Treasury  notes as of the 5th
          Business Day immediately  preceding the Adjustment Date, plus a spread of 1.80%,  minus a discount  percentage  for  tax-exempt  status.  The discount  percentage  shall be provided by the Bondowner of the Series
          2006A  Bonds to the Trustee and will be computed in good faith by such
          Bondowner  and  based  on such  Bondowner's  income  tax  rate and IRS regulations in effect at the time of the adjustment.  The amortization schedule  shall  be  adjusted  on each  Adjustment  Date in  order  to amortize  the then  remaining  principal  amount of Series 2006A Bonds
          Outstanding by the maturity date.

               (ii)  Series  2006B  Bonds.  The Series  2006B  Bonds  shall bear interest  at a rate of 6.06% and shall  mature on  September  1, 2009.
          Principal and interest shall be payable on the first day of each month in an amount  sufficient to amortize the principal amount  outstanding by the maturity date.

               (iii)  Series  2006C  Bonds.  The Series  2006C  Bonds shall bear interest  at a rate of 7.88% and shall  mature on  September  1, 2009.
          Principal and interest shall be

                                       15

          payable  on the first day of each  month in an  amount  sufficient  to amortize the principal amount outstanding by the maturity date.

               (iv)  Series  20060  Bonds.  The Series  2006D  Bonds  shall bear interest at a rate of 8.00% on the  Cumulative  Outstanding  Principal
          Amount of the Series  2006D  Bonds and shall  mature on March 1, 2017.
          Interest  only  shall  be  payable  in  arrears  on  each  March 1 and
          September 1,  commencing on March 1, 2007, and  continuing  thereafter until  the said  Cumulative  Outstanding  Principal  Amount is paid in full.  Principal shall be payable at maturity unless redeemed prior to the maturity date.

          (b) Interest  shall be calculated  for the Series 2006A Bonds,  Series
     2006B  Bonds  and  Series  2006C  Bonds on the basis of  365/360  day year.
     Interest shall be calculated on the basis of a year of 360 days  consisting of  twelve  months  of  30  days  each  for  the  Series  2006D  Bonds.  An amortization  schedule will be provided to the Trustee by the Bondowner for each series of Superior Bonds on the date of issuance of the Bonds, on each date principal is prepaid for the  applicable  series of Superior Bonds and on each Adjustment Date for the Series 2006A Bonds.  The Trustee shall rely conclusively  on the  amortization  schedules  properly  provided to it for payments of  principal  of and  interest  on the  Superior  Bonds,  and the
     Corporation's sole remedy for an incorrect  amortization  schedule shall be against the applicable Bondowner.

          (c) The Trustee is hereby  designated as the Issuer's Paying Agent for the payment of the  principal  of,  premium,  if any,  and  interest on the
     Bonds.

          (d)  Upon  the  original  issuance  and  delivery  of the  Bonds,  the effective date of registration thereof shall be September 1, 2006.

          (e) The Bonds shall be  substantially in the form and manner set forth in Article IV hereof and delivered to the Trustee for  authentication,  but prior to or  simultaneously  with the  authentication  and  delivery of the
     Bonds by the Trustee, there shall be filed with the Trustee the following:

               (1) An  original or  certified  copy of the  Ordinance  passed by
          Issuer's  Governing Body authorizing the issuance of the Bonds and the execution of this Indenture and the Lease.

               (2) An original executed counterpart of this Indenture.

               (3) An original executed counterpart of the Lease.

               (4) An original executed counterpart of the Guaranty Agreement.

               (5)  An  original  executed  counterpart  of the  Tax  Compliance
          Agreement.

                                       16

               (6) An  opinion  of Bond  Counsel  to the  effect  that the Bonds constitute  valid and legally  binding  obligations  of the Issuer and that the  interest  on the  Tax-Exempt  Bonds is  excluded  from gross income for Federal  income tax  purposes  and that the interest on the
          Bonds  is  exempt  from  Kansas  income  taxation,   subject  to  such
          limitations and restrictions as shall be described therein.

               (7) Such other certificates,  statements,  receipts and documents as the Trustee shall reasonably require for the delivery of the Bonds.

          (f) When the  documents  specified in  subsection  (e) of this Section shall have been filed with the Trustee,  and when the Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver the Bonds to or upon the order of the Original  Purchaser  thereof, but only upon  payment to the Trustee of the  purchase  price of the Bonds.
     The  proceeds  of the sale of the Bonds,  including  accrued  interest  and premium thereon, if any, shall be immediately paid over to the Trustee, and the Trustee  shall deposit and apply such proceeds as provided in Article V hereof.

     Section 209. Reserved.

     Section 210. Temporary Bonds.

          (a) Until  definitive  Bonds of any series are available for delivery, the Issuer may execute,  and upon request of the Issuer,  the Trustee shall authenticate and deliver,  in lieu of definitive  Bonds, but subject to the same  limitations and conditions as definitive  Bonds,  temporary  printed,
     engraved,   lithographed  or  typewritten  Bonds,  in  the  form  of  fully registered  Bonds in  denominations  of  $5,000  or any  integral  multiple thereof,  substantially  of the tenor  hereinabove  set forth and with such appropriate  omissions,  insertions  and variations as may be required with respect to such temporary Bonds.

          (b) If  temporary  Bonds shall be issued,  the Issuer  shall cause the definitive  Bonds to be prepared  and to be executed  and  delivered to the
     Trustee,  and the Trustee,  upon presentation to it at its principal office of any temporary Bond shall cancel the same and authenticate and deliver in exchange  therefor,  without charge to the Owner thereof, a definitive Bond or Bonds of an equal  aggregate  principal  amount,  of the same series and maturity  and  bearing  interest  at the same  rate as the  temporary  Bond surrendered.  Until so exchanged the temporary  Bonds shall in all respects be entitled  to the same  benefit and  security  of this  Indenture  as the definitive Bonds to be issued and authenticated hereunder.

     Section 211.  Mutilated,  Lost, Stolen or Destroyed Bonds. In the event any
Bond shall become mutilated,  or be lost, stolen or destroyed,  the Issuer shall execute  and the  Trustee  shall  authenticate  and  deliver  a new Bond of like series,  date and  tenor as the  Bond  mutilated,  lost,  stolen  or  destroyed.
Provided  that, in the case of any mutilated  Bond,  such  mutilated  Bond shall first be  surrendered  to the  Trustee,  and in the case of any lost,  stolen or destroyed  Bond,  there shall be first  furnished  to the Issuer and the Trustee evidence of such loss,  theft or destruction  satisfactory to the Issuer and the
Trustee,  together with  indemnity  satisfactory  to them. In the event any such
Bond shall have matured, instead of issuing a substitute Bond the Issuer may pay or  authorize  the  payment  of the same  without  surrender  thereof.  Upon the issuance  of any  substitute  Bond,  the Issuer and the  Trustee may require the payment of an amount  sufficient to reimburse the Issuer and the Trustee for any tax or other

                                       17

governmental  charge  that may be  imposed  in  relation  thereto  and any other reasonable fees and expenses incurred in connection therewith.

     Section 212. Cancellation and Destruction of Bonds Upon Payment.

          (a) All Bonds  which have been paid or  redeemed  or which the Trustee has purchased or which have otherwise been surrendered to the Trustee under this  Indenture,  either at or before  maturity,  shall be cancelled by the
     Trustee immediately upon the payment,  redemption or purchase of such Bonds and the surrender thereof to the Trustee.

          (b) All Bonds  cancelled under any of the provisions of this Indenture shall be  delivered  by the Trustee to the Issuer,  or, upon request of the
     Issuer,  shall be  destroyed by the Trustee.  The Trustee  shall  execute a certificate  in triplicate  describing the Bonds so delivered or destroyed, and shall file executed  counterparts of such  certificate  with the Issuer and the Corporation.

                                  ARTICLE III

                               REDEMPTION OF BONDS

     Section 301.  Redemption of Bonds Generally.  The Bonds shall be subject to redemption prior to maturity in accordance with the terms and provisions of this
Article.

     Section 302.  Redemption of Bonds. The Bonds shall be subject to redemption as follows:

          (a) Mandatory  Redemption Upon a Determination  of Taxability.  In the
     event of a Determination of Taxability with respect to any Tax-Exempt Bond, all of the Tax-Exempt Bonds then Outstanding shall be called for redemption and  payment on a  redemption  date  established  by the  Corporation  at a redemption  price equal to the par value of the principal  amount  thereof, plus accrued  interest to the redemption date (which  redemption date shall not be  earlier  than 45 days or later  than 120 days after the date of the
     Determination of Taxability).

          (b)  Extraordinary  Optional  Redemption.  In the event of a Change of
     Circumstances,  the Bonds shall be subject to redemption  and payment prior to  the  stated  maturity  thereof,  at the  option  of  the  Issuer,  upon instructions from the Corporation,  on any date at a redemption price equal to the par value of the principal  amount  thereof,  plus accrued  interest thereon to the redemption date, without premium,  provided all of the Bonds are so redeemed and paid according to their terms.

          (c) Optional Redemption.  The Bonds of each series shall be subject to redemption and payment prior to maturity by the Corporation in whole at any time or in part  from  time to  time on any  Interest  Payment  Date at the redemption  price of l00%, plus accrued  interest thereon to the date fixed for redemption and payment;  provided, that, in the event any series of the
     Superior  Bonds are called for  redemption  and  payment  prior to maturity
     (unless with respect to the Series 2006A Bonds,  the redemption  date is an
     Adjustment  Date)  and the  funds  used to  redeem  and pay such  series of
     Superior  Bonds are  obtained  from a lender other than Bank  Midwest,  the redemption  price for such  series of Superior  Bonds  shall be 101%,  plus accrued interest thereon to the date fixed for redemption and payment.

                                       18

     Section 303. Reserved.

     Section 304.  Trustee's Duty to Redeem Bonds.  The Trustee shall call Bonds for  redemption  and  payment  as  herein  provided  and  shall  give  notice of redemption  as provided  in Section  305 hereof  upon  receipt by the Trustee at least  10  days  prior  to the  redemption  date  of a  written  request  of the
Corporation.   The  written  request  of  the  Corporation  shall  identify  the redemption date and the principal  amount and series or portion thereof of Bonds to be redeemed,  and shall also set forth the redemption  price. The Trustee may rely  exclusively  on  this  request  of the  Corporation  in  establishing  the redemption price.

     Section 305.  Notice of  Redemption.  Notice of the call for any redemption identifying  the Bonds or series of Bonds or  portions  thereof  to be  redeemed shall be given by the Trustee, in the name of the Issuer, by mail,  facsimile or
e-mail  at least 5 days and not more  than 30 days  prior to the date  fixed for redemption  to the Owner of each Bond to be redeemed at the address shown on the registration books maintained by the Trustee; provided, however, that failure to give such  notice as  aforesaid,  or any  defect  therein,  shall not affect the validity of any proceedings for the redemption of the Bonds.

     All official notices of redemption shall be dated and shall state:

          (a) the redemption date,

          (b) if  less  than  all  outstanding  Bonds  are to be  redeemed,  the principal amount and series of the Bonds to be redeemed,

          (c) that on the redemption  date the redemption  price will become due and payable upon each such Bond or portion  thereof called for  redemption, and that  interest  thereon shall cease to accrue from and after said date,
     and

          (d) if  applicable,  the place where such Bonds are to be  surrendered for payment of the  redemption  price,  which place of payment shall be the principal office of the Trustee.

     The  Trustee is also  directed to comply with any  mandatory  or  voluntary standards  then in effect for  processing  redemptions  of municipal  securities established by the Securities  and Exchange  Commission.  Failure to comply with such  standards  shall not affect or invalidate the redemption of any Bond to be redeemed.

                                   ARTICLE IV

                                  FORM OF BONDS

     The Series 2006A Bonds, and the Trustee's  Certificate of Authentication to
be endorsed  thereon,  shall be substantially in the form set forth in EXHIBIT A hereto. The Series 2006B Bonds, and the Trustee's  Certificate of Authentication
to be endorsed thereon,  shall be substantially in the form set forth in EXHIBIT
B  hereto.   The  Series  2006C  Bonds,   and  the  Trustee's   Certificate   of
Authentication  to be endorsed  thereon,  shall be substantially in the form set forth in EXHIBIT C hereto. The Series 2006D Bonds, and the Trustee's Certificate
of Authentication to be endorsed thereon, shall be substantially in the form set forth in EXHIBIT D hereto.  The Bonds may have endorsed  thereon such legends or text as

                                       19

may be  necessary  or  appropriate  to  conform  to  any  applicable  rules  and regulations of any governmental authority or any custom, usage or requirement of law with respect thereto.

                                   ARTICLE V

                                THE PROJECT FUND

     Section 501.  Creation of Project Fund. There is hereby created and ordered to be established in the custody of the Trustee a special trust fund in the name of the Issuer to be designated the "City of Olathe,  Kansas,  Project Fund (DCI,
Inc. Project)."

     Section 502.  Deposits into the Project Fund. The following  funds shall be paid over to and  deposited  by the Trustee into the Project  Fund,  as and when received:

          (a) The proceeds from the sale of the Bonds.

          (b) The earnings  accrued on the  investment  of moneys in the Project
     Fund and required to be deposited into the Project Fund pursuant to Section
     702 hereof.

          (c) The Net  Proceeds of casualty  insurance,  condemnation  awards or title insurance  required to be deposited into the Project Fund pursuant to the Lease.

          (d) Except as  otherwise  provided  herein or in the Lease,  any other money  received by or to be paid to the Trustee  from any other  source for the purchase or construction of the Project, when accompanied by directions by the  Corporation  that such moneys are to be deposited  into the Project
     Fund.

     Section 503. Disbursements from the Project Fund.

          (a) The moneys in the Project  Fund shall be  disbursed by the Trustee for the  payment of Project  Costs in  accordance  with the  provisions  of
     Article V of the Lease  provided that funds  expended for Costs of Issuance shall not exceed 2% of the  aggregate  principal  amount of the  Tax-Exempt
     Bonds. If the Issuer so requests,  a copy of each  requisition  certificate submitted to the Trustee for payment  under this Section  shall be promptly provided by the Trustee to the Issuer.

          (b) The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all disbursements therefrom, and after the Project has been  completed and a certificate of payment of all costs filed as provided in Section 504 hereof,  upon request by the Issuer or the Corporation,  the
     Trustee shall file a statement of receipts and  disbursements  with respect thereto.

     Section 504.  Disposition Upon Completion of the Project. The completion of the Project  and payment of all costs and  expenses  incident  thereto  shall be evidenced by the filing with the Trustee by the  Corporation of the  Certificate of  Completion  required  by Section  5.5 of the Lease.  As soon  thereafter  as practicable,  but in no  event  later  than the  Completion  Date,  any  balance remaining in the Project Fund shall without further  authorization  be deposited in the Principal and Interest  Payment Account and applied by the Trustee solely to the payment of  principal  of the Bonds  through  the  payment

                                       20

or redemption  thereof on any Redemption Date specified in Section 302(c) hereof or as otherwise permissible in the opinion of Bond Counsel.

     Section 505.  Disposition Upon Acceleration.  If the principal of the Bonds shall have  become due and payable  pursuant  to Section 901 of this  Indenture, upon the  date of  payment  by the  Trustee  of any  moneys  due as  hereinafter provided in Article IX, any balance remaining in the Project Fund shall, without further  authorization,  be deposited  in the  Principal  and  Interest  Payment
Account by the Trustee.

                                   ARTICLE VI

                               REVENUES AND FUNDS

     Section 601. Creation of the Principal and Interest Payment Account.  There
is hereby  created  and  ordered  established  in the  custody of the  Trustee a special  trust  fund in the name of the  Issuer  to be  designated  the "City of
Olathe,  Kansas,  Principal and Interest Payment Account for Industrial  Revenue
Bonds (DCI, Inc.  Project)"  (herein called the "Principal and Interest  Payment
Account").

     Section 602. Deposits into the Principal and Interest Payment Account.  The
Trustee shall deposit into the Principal and Interest  Payment  Account,  as and when received, the following:

          (a) All  Rental  Payments  payable  by the  Corporation  to the Issuer specified in Section 3.1 of the Lease.

          (b) Any amount in the Project Fund to be  transferred to the Principal and Interest Payment Account pursuant to Section 504 hereof upon completion of the  Project  and  any  amount  remaining  in  the  Project  Fund  to be transferred  to the  Principal  and Interest  Payment  Account  pursuant to
     Section 505 hereof upon acceleration of the maturity of the Bonds.

          (c)  All  interest  and  other  income  derived  from  investments  of
     Principal and Interest  Payment  Account  moneys as provided in Section 702 hereof.

          (d) All other moneys received by the Trustee under and pursuant to any of the  provisions of the Lease when  accompanied  by  directions  from the person  depositing  such  moneys  that such  moneys are to be paid into the
     Principal and Interest Payment Account.

          (e) Any amounts  received by the Trustee from any Guarantor  under the
     Guaranty Agreement.

     Section 603.  Application  of Moneys in the Principal and Interest  Payment
Account.

          (a) Except as provided in subsection (d) of this Section or in the Tax
     Compliance Agreement,  moneys in the Principal and Interest Payment Account shall be expended solely for the payment of the principal of,  premium,  if any,  and  interest  on the Bonds as the same mature and become due or upon the redemption thereof prior to maturity.

          (b) The Issuer hereby  authorizes  and directs the Trustee to withdraw sufficient funds from the Principal and Interest Payment Account to pay the principal of, premium, if any, and

                                       21

     interest  on the Bonds as the same  become due and payable and to make said funds so  withdrawn  available  for the purpose of paying  said  principal, premium, if any, and interest.

          (c)  The  Trustee,  upon  written  direction  of the  Issuer  and  the
     Corporation,  shall use any moneys in the  Principal  and Interest  Payment
     Account  to  redeem  all or  part  of  one  or  more  series  of the  Bonds
     Outstanding,   and  to  pay  interest  to  accrue  thereon  prior  to  such redemption,  in accordance with and to the extent  permitted by Article III hereof so long as the  Corporation  is not in default  with  respect to any payments under the Lease and to the extent said moneys are in excess of the amount  required  for  payment of Bonds  theretofore  matured or called for redemption and past due interest in all cases when such Bonds have not been presented for payment.

          (d) Any amount remaining in the Principal and Interest Payment Account after the  principal of,  premium,  if any, and interest on the Bonds shall have  been paid in full or  provision  made  therefor  in  accordance  with
     Article XIII hereof, shall be paid to the Corporation by the Trustee.

          (e) On any date  principal  or interest  are due on both the  Superior
     Bonds and the Series 2006D Bonds,  the Trustee shall first pay principal or interest on the Superior  Bonds out of amounts on deposit in the  Principal and  Interest  Payment  Account  and  thereafter,  the  Trustee  shall  pay principal or interest on the Series 2006D Bonds.

     Section 604. Payments Due on Saturdays,  Sundays and Holidays.  In any case where the date of maturity of principal of, premium,  if any, or interest on the
Bonds or the date fixed for redemption of any Bonds shall not be a Business Day, then payment of principal, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption,  and no interest shall accrue for the period after such date.

     Section 605.  Nonpresentment of Bonds. In the event that any Bond shall not be  presented  for payment when the  principal  thereof  becomes due,  either at maturity  or  otherwise,  or at the date fixed for  redemption  thereof,  or the
Trustee is unable to locate the Owner for the payment of accrued  interest or an accrued  interest check remains  uncashed,  if funds sufficient to pay such Bond and  accrued  interest  shall  have  been made  available  to the  Trustee,  all liability  of the Issuer to the Owner  thereof  for the payment of such Bond and accrued interest, shall forthwith cease, determine and be completely discharged, and  thereupon  it shall be the duty of the  Trustee to hold such fund or funds, without  liability  for interest  thereon,  for the benefit of the Owner of such
Bond, who shall  thereafter be restricted  exclusively to such fund or funds for any claim of  whatever  nature on his part under this  Indenture  or on, or with respect to, said Bond and accrued  interest.  If any Bond shall not be presented for payment  within four years  following  the date when such Bond  becomes due, whether by maturity or otherwise,  or the accrued interest cannot be paid as set out above,  the Trustee upon the request of the  Corporation  shall repay to the
Corporation  the  funds  theretofore  held by it for  payment  of such  Bond and accrued  interest,  and such Bond and  accrued  interest  shall,  subject to the defense of any  applicable  statute of  limitation,  thereafter  be an unsecured obligation of the  Corporation,  and the Owner thereof shall be entitled to look only to the Corporation  for payment,  and then only to the extent of the amount so repaid,  and the Corporation shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

                                       22

                                  ARTICLE VII

                  SECURITY FOR DEPOSITS AND INVESTMENT OF FUNDS

     Section 701. Moneys to be Held in Trust.  All moneys deposited with or paid to the  Trustee for the account of any Fund or Account  under any  provision  of this  Indenture  shall be held by the Trustee or Paying Agent in trust and shall be applied only in  accordance  with the  provisions  of this  Indenture and the
Lease and, until used or applied as so provided,  shall  constitute  part of the
Trust Estate and be subject to the lien hereof.  The Trustee  shall not be under any  liability for interest on any moneys  received  hereunder  except  interest earned on  investments  made pursuant to Section 702 of this  Indenture and such other interest as may be agreed upon.

     Section 702. Investment of Moneys in Funds. Moneys held in the Project Fund and the Principal and Interest Payment Account shall be separately  invested and reinvested  by the Trustee  upon the written  direction  of the  Corporation  in
Investment  Securities  which mature or are subject to  redemption  by the owner prior to the date such funds will be needed; provided, however, that such moneys shall not be invested in such manner as will violate the  provisions of Sections
703, 704 and 705 hereof. If the Corporation fails to provide written  directions concerning  investment  of moneys held in such funds,  the Trustee may invest in such Investment  Securities  specified in subparagraph (vi) of the definition of
Investment Securities.  The Trustee is specifically  authorized to implement its automated  cash  investment  system to invest cash and to charge its normal cash management  fees,  which may be deducted from earned income on investments.  Any such Investment  Securities shall be held by or under the control of the Trustee and shall be deemed at all  times a part of the Fund or  Account  in which  such moneys are  originally  held, and except as otherwise  specifically  provided in this Indenture,  the interest accruing thereon and any profit realized from such
Investment  Securities  shall be  credited  to and  accumulated  in such Fund or
Account, and any loss resulting from such Investment Securities shall be charged to such Fund or Account.  The Trustee shall sell and reduce to cash a sufficient amount of such  Investment  Securities  whenever the cash balance in any Fund or
Account is insufficient for the purposes of such Fund or Account. In determining the balance in any Fund or Account, investments in such Fund or Account shall be valued at the lower of their  original cost or their fair market value as of the most recent Payment Date. The Trustee may make any and all investments permitted by the provisions of this Section  through its own bond department or short-term investment department. The Trustee shall make no investments which would violate the provisions of Section 148 of the Code.

     Section 703. Manner of Investment.  All  investments  made pursuant to this
Article shall be made in accordance with the Tax Compliance Agreement.

     Section 704. Record Keeping. The Trustee shall maintain records designed to show  compliance  with the provisions of this Article and with the provisions of
Article VI for at least six years  after the  payment of all of the  Outstanding
Bonds.

     Section 705.  Arbitrage and General Tax Covenant.  The Issuer covenants and agrees  that it will  cause the  proceeds  of the Bonds to be applied as soon as practicable  and with all  reasonable  dispatch  for the  purposes for which the
Bonds are  issued,  and the  Issuer  covenants  and  agrees  that no part of the proceeds of the Bonds shall be invested in any  securities  or  obligations  nor used at any time,  directly or indirectly,  in a manner which would cause any of the Bonds to be or become "arbitrage bonds" within the meaning of Section 148 of the Code or would violate the provisions of the Code and the  regulations of the
Treasury Department thereunder proposed or in effect at the time of such use and applicable to obligations issued on the date of issuance of the Bonds.

                                       23

                                  ARTICLE VIII

                        GENERAL COVENANTS AND PROVISIONS

     Section 801. Payment of Principal of, Premium,  if any, and Interest on the
Bonds.  The Issuer covenants and agrees that it will, but solely from the rents, revenues and receipts derived from the Project as described herein, promptly pay or cause to be paid the principal of, premium, if any, and interest on the Bonds as the same become due and payable at the place,  on the dates and in the manner provided  herein  and in the Bonds  according  to the true  intent  and  meaning thereof,  and to this  end the  Issuer  covenants  and  agrees  that it will use reasonable  efforts to cause the Project to be continuously  leased as a revenue and income producing undertaking,  and that, should there be a default under the
Lease with the result that the right of possession of the Project is returned to the  Issuer,  the Issuer  shall  fully  cooperate  with the Trustee and with the
Bondowners  to protect  the  rights and  security  of the  Bondowners  and shall diligently  proceed in good faith and use  reasonable  efforts to secure another tenant for the Project to the end that at all times sufficient  rents,  revenues and  receipts  will be derived by Issuer from the Project to provide for payment of the  principal  of,  premium,  if any,  and interest on the Bonds as the same become due and payable. If the Issuer is unable to procure a new tenant who will enter into such a lease, the Issuer may take such good faith  reasonable  action as shall be in the best interests of the  Bondowners  which may include the sale of the Project,  and if the Project is sold,  after  deducting  all costs of the sale,  any moneys derived from such sale shall be used for the purpose of paying the  principal  of and interest and  redemption  premium,  if any, on the Bonds.
Nothing herein shall be construed as requiring the Issuer to operate the Project as a  business  other  than as lessor or to use any funds or  revenues  from any source other than funds and revenues derived from the Project.

     Section 802.  Authority to Execute  Indenture  and Issue Bonds.  The Issuer
covenants  that it is duly  authorized  under the  Constitution  and laws of the
State of Kansas to execute this Indenture,  to issue the Bonds and to pledge and assign the Trust Estate in the manner and to the extent  herein set forth;  that all action on its part for the execution and delivery of this  Indenture and the issuance of the Bonds has been duly and effectively taken; and that the Bonds in the hands of the Owners  thereof are and will be valid and  enforceable  limited obligations of the Issuer according to the import thereof.

     Section 803.  Performance of Covenants.  The Issuer  covenants that it will
faithfully   perform  at  all  times  any  and  all   covenants,   undertakings,
stipulations and provisions contained in this Indenture, in the Bonds and in all proceedings of its governing body pertaining thereto.

     Section 804. Instruments of Further Assurance. The Issuer covenants that it will do,  execute,  acknowledge  and  deliver,  or  cause to be done,  executed, acknowledged and delivered,  such Supplemental Indentures and such further acts, instruments,  financing  statements  and  other  documents  as the  Trustee  may reasonably  require for the better  pledging and assigning  unto the Trustee the property and revenues  herein  described to secure the payment of the  principal of, premium,  if any, and interest on the Bonds. The Issuer covenants and agrees that,  except as herein  and in the Lease  provided,  it will not sell,  convey, mortgage, encumber or otherwise dispose of any part of the Project or the rents, revenues and  receipts  derived  therefrom  or from the Lease,  or of its rights under the Lease.

     Section 805. Maintenance,  Taxes and Insurance.  The Issuer represents that pursuant  to  the  provisions  of  Articles  VI,  VII  and X of the  Lease,  the
Corporation  has agreed to cause the Project to be  maintained  and kept in good condition,  repair and working order,  to pay, as the same  respectively

                                       24

become due, all taxes,  assessments and other  governmental  charges at any time lawfully levied or assessed upon or against the Project or any part thereof, and to keep the Project constantly  insured to the extent provided for therein,  all at the sole expense of Corporation.

     Section 806.  Inspection of Project Books.  The Issuer covenants and agrees that all books and documents in its  possession  relating to the Project and the rents, revenues and receipts derived from the Project shall at all times be open to inspection by such accountants or other agencies as the Trustee may from time to time designate.

     Section 807.  Enforcement of Rights Under the Lease.  The Issuer  covenants and agrees that it shall enforce all of its rights and all of the obligations of the  Corporation  (at the  expense  of the  Corporation)  under the Lease to the extent  necessary  to  preserve  the  Project in good order and  repair,  and to protect the rights of the Trustee and the  Bondowners  hereunder with respect to the pledge and assignment of the rents,  revenues and receipts  coming due under the Lease.  The Issuer  agrees  that the Trustee as assignee of the Lease in its name or in the name of the Issuer may  enforce  all rights of the Issuer and all obligations of the Corporation under and pursuant to the Lease for and on behalf of the Bondowners, whether or not the Issuer is in default hereunder.

     Section  808.  Possession  and Use of  Project.  So  long as not  otherwise provided in this Indenture,  the Corporation  shall be suffered and permitted to possess,  use and enjoy the  Project  and  appurtenances  so as to carry out its obligations under the Lease.

                                   ARTICLE IX

                               REMEDIES OF DEFAULT

     Section 901. Acceleration of Maturity in Event of Default.

          (a) If an Event of Default shall have occurred and be continuing  with respect to any  series of Bonds,  the  Trustee  may,  and upon the  written request of the Owners of not less than 25% in aggregate principal amount of
     Bonds of such series then Outstanding shall, by notice in writing delivered to the Issuer and the  Corporation,  declare the  principal of all Bonds of such series then Outstanding and the interest  accrued thereon  immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable.

          (b) If, at any time after such declaration, but before the Bonds shall have  matured by their terms,  all overdue  installments  of principal  and interest on the  applicable  series of Bonds,  together with the reasonable and proper expenses of the Trustee,  and all other sums then payable by the
     Issuer under this Indenture shall either be paid or provision  satisfactory to the Trustee shall be made for such payment,  then and in every such case the  Trustee  shall,  but only with the  approval of the Owners of not less than  51% in  aggregate  principal  amount  of the  Bonds  of  such  series
     Outstanding,  rescind  such  declaration  and  annul  such  default  in its entirety.

          (c) In case of any rescission, then and in every such case the Issuer, the Trustee and the Bondowners  shall be restored to their former  position and rights hereunder  respectively,  but no such rescission shall extend to any  subsequent  or other  default  or Event of Default or impair any right consequent thereon.

                                       25

          (d) If principal of the Series 2006D Bonds is accelerated  pursuant to this  Section,  the  principal  of all  other  series of Bonds  shall  also simultaneously be accelerated pursuant to this Section.

     Section 902. Exercise of Remedies by the Trustee.

          (a) If an Event of Default shall have occurred and be continuing  with respect to a series of Bonds, the Trustee may and, upon the written request of the Registered Owners of not less than 25% in aggregate principal amount of Bonds of such  series then  Outstanding  if  indemnified  as provided in
     Section  1001(j),  the Trustee  shall,  pursue and exercise  any  available remedy at law or in equity by suit, action, mandamus or other proceeding or exercise  such  one or more of the  rights  and  powers  conferred  by this
     Article as the Trustee, being advised by counsel, shall deem most expedient in the interests of the  Bondowners to enforce the payment of the principal of,  premium,  if any,  and  interest  on the  Bonds  of such  series  then
     Outstanding,  and to enforce and compel the  performance  of the duties and obligations of the Issuer as herein set forth.

          (b) All  rights of action  under  this  Indenture  or under any of the
     Bonds may be enforced by the Trustee  without the  possession of any of the
     Bonds or the production thereof in any trial or other proceedings  relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee  without  necessity of joining as plaintiffs or defendants any  Bondowners,  and any recovery of judgment  shall, be for the equal benefit of all the Owners of the Outstanding Bonds.

     Section 903. Limitation on Exercise of Remedies by Bondowners.  No Owner of
any Bond of a series  shall  have any right to  institute  any  suit,  action or proceeding in equity or at law for the  enforcement of this Indenture or for the execution  of any trust  hereunder or for the  appointment  of a receiver or any other  remedy  hereunder,  unless (i) a default  with respect to such series has occurred of which the Trustee has knowledge, (ii) such default shall have become an Event of Default,  (iii) the Owners of 25% in aggregate  principal  amount of
Bonds of such series then  Outstanding  shall have made  written  request to the
Trustee,  shall have offered it  indemnification  as provided in Section 1001(j)
and reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute  such action,  suit or proceeding  in its own name,  and
(iv) the Trustee shall  thereafter fail or refuse to exercise the powers granted in this section to institute  such action,  suit or  proceeding in its own name;
and such  knowledge,  indemnification  and request are hereby  declared in every case, at the option of the Trustee, to be conditions  precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this  Indenture,  or for the appointment of a receiver or for any other remedy hereunder,  it being understood and intended that no one or more Bondowners shall have any right in any manner whatsoever to affect, disturb or prejudice  this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided,  and that all proceedings at law or in equity  shall be  instituted,  had and  maintained  in the  manner  herein provided and for the equal benefit of the Owners of all Bonds then  Outstanding.
Nothing in this Indenture contained shall,  however,  affect or impair the right of any  Bondowner to payment of the principal of and interest on any Bond at and after the maturity  thereof or the obligation of the Issuer to pay the principal of, premium,  if any, and interest on each of the Bonds issued  hereunder to the respective  Owners thereof at the time, place, from the source and in the manner herein and in the Bonds expressed.

     Section 904.  Right of Bondowners to Direct  Proceedings.  Anything in this
Indenture  to the  contrary  notwithstanding,  the  Owners  of at  least 51 % in aggregate  principal amount of Bonds of a series

                                       26

then  Outstanding  shall  have the  right,  at any  time,  by an  instrument  or instruments  in writing  executed and  delivered  to the Trustee,  to direct the time,  method and place of conducting all  proceedings to be taken in connection with the enforcement of the terms and conditions of this  Indenture,  or for the appointment of a receiver or any other proceedings hereunder; provided that such direction  shall not be otherwise than in accordance  with the provisions of law and of this Indenture.

     Section 905. Remedies Cumulative.  No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or to the Bondowners is intended to be exclusive  of any  other  remedy,  but  each  and  every  such  remedy  shall be cumulative  and shall be in addition to any other remedy given to the Trustee or to the Bondowners  hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right, power or remedy accruing upon any Event of Default shall impair any such right,  power or remedy or shall be  construed  to be a waiver  of any  such  Event of  Default  or  acquiescence therein;  and every such right,  power or remedy may be  exercised  from time to time and as often as may be deemed expedient.  No waiver of any Event of Default hereunder, whether by the Trustee or by the Bondowners, shall extend to or shall affect any  subsequent  Event of Default or shall  impair any rights or remedies consequent thereon.

     Section  906.  Waivers  of  Events  of  Default.  The  Trustee  may  in its
discretion waive any Event of Default hereunder and its consequences and rescind any  declaration  of maturity of principal of and interest on Bonds of a series, and  shall do so upon the  written  request  of the  Owners  of at least  50% in aggregate  principal  amount of all the Bonds of a series then  Outstanding.  In case of any such waiver or rescission,  or in case any proceedings  taken by the
Trustee  under this  Indenture  on account of any such  default  shall have been discontinued  or  abandoned  for any  reason,  or  shall  have  been  determined adversely,  then  and in  every  such  case  the  Issuer,  the  Trustee  and the
Bondowners shall be restored to their former  positions,  rights and obligations hereunder,  respectively,  but no such waiver or rescission  shall extend to any subsequent or other default,  or impair any right  consequent  thereon,  and all rights,  remedies  and  powers  of the  Trustee  shall  continue  as if no  such proceedings had been taken.

     Section 907. Subordination of Series 2006D Bonds.

          (a) The payment of the principal of, premium,  if any, and interest on the Series 2006D Bonds is subordinate to the Superior Bonds.

          (b) At any time the Trustee  has  amounts on deposit in the  Principal and Interest Payment Account or any other fund held under this Indenture or otherwise,  the Trustee  shall first make all payments due to the Owners of the Superior Bonds. Thereafter,  the Trustee shall make all payments due to the Owners of the Series 2006D Bonds.

          (c) If at any time the Trustee  receives  direction from the Owners of any series of Superior  Bond and the Owner of the Series  2006D  Bond,  the
     Trustee shall follow the direction of the Owners of the  applicable  series of Superior Bonds.

                                   ARTICLE X

                                   THE TRUSTEE

                                       27

     Section 1001.  Acceptance  of the Trusts.  The Trustee  hereby  accepts the trusts  imposed  upon it by this  Indenture,  but only upon and  subject  to the following express terms and conditions,  and no implied covenants or obligations shall be read into this Indenture against the Trustee:

          (a) Prior to an Event of Default and after the curing of all Events of
     Default which may have occurred,  the Trustee's duties and responsibilities shall include only those  expressly set forth in this Trust  Indenture.  If any Event of Default has  occurred  and is  continuing,  subject to Section
     1001(j)  below,  the Trustee  shall  exercise such of the rights and powers vested in it by this  Indenture,  and shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

          Upon the  occurrence of an Event of Default,  the Trustee shall be and is hereby authorized to bring appropriate action for judgment or such other relief  as may be  appropriate  and such  action  may be in the name of the
     Trustee or in the name of the Issuer and Trustee jointly; but in such case, the  Issuer  shall have no  obligation  for any fees and  expenses  of such action  except  out of any  funds  which  might  come into the hands of the
     Issuer by reason of the  ownership of the Project and this Trust  Indenture and the Lease.  In  addition,  the Trustee may file such proof of claim and such other documents as may be necessary and advisable in order to have the claims  of the  Trustee  and the  Bondowners  relative  to the Bonds or the obligations relating thereto allowed in any judicial proceeding.

          (b) The Trustee may execute any of the trusts or powers  hereunder  or perform any duties hereunder  either directly or through agents,  attorneys or  receivers.  The  Trustee  shall be entitled to rely upon the opinion or advice  of  counsel,  who may be  counsel  to the  Trustee,  Issuer  or the
     Corporation,  concerning  all  matters  of  trust  hereof  and  the  duties hereunder,  and may in all cases pay such  reasonable  compensation  to all such  agents,  attorneys  and  receivers as may  reasonably  be employed in connection with the trusts hereof. The Trustee shall not be responsible for any loss or damage  resulting  from any action or  nonaction by it taken or omitted to be taken in good faith in reliance  upon such  opinion or advice of counsel.

          (c) The Trustee,  in its individual or any other capacity,  may become the owner or pledgee of Bonds with the same  rights  which it would have if it were not Trustee.

          (d) The  Trustee  may  rely  and  shall  be  protected  in  acting  or
     refraining  from  acting  upon  any  ordinance,   certificate,   statement,
     instrument,  opinion, report, notice, request,  direction,  consent, order, affidavit,  letter,  telegram or other paper or document provided for under this  Indenture  believed  by it to be genuine and correct and to have been signed, presented or sent by the proper person or persons. Any action taken by the Trustee  pursuant to this Indenture upon the request or authority or consent of any person  who,  at the time of making  such  request or giving such authority or consent is the Owner of any Bond, shall be conclusive and binding  upon all future  Owners of the same Bond and upon Bonds  issued in exchange therefor or upon transfer or in substitution thereof.

          (e) As to the  existence  or  nonexistence  of any  fact  or as to the sufficiency or validity of any instrument, paper or proceeding, or whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter  be proved  or  established  prior to  taking,  suffering  or omitting any action hereunder, the Trustee shall be entitled to rely upon a certificate  signed by the Authorized  Issuer  Representative as sufficient evidence  of the facts  therein  contained,  the  Trustee  shall also be at liberty to accept a similar  certificate  to the effect that any particular

                                       28

     dealing,  transaction  or action is necessary or expedient,  but may at its discretion  secure such other evidence deemed  necessary or advisable,  but shall in no case be bound to secure the same.

          (f) The  permissive  right of the Trustee to do things  enumerated  in this Indenture  shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct.

          (g) At  any  and  all  reasonable  times  the  Trustee  and  its  duly
     authorized  agents,   attorneys,   experts,   engineers,   accountants  and
     representatives  shall have the right to inspect any and all of the Project and all books, papers and records of the Issuer and Corporation  pertaining to the Project  and the Bonds,  and to make such notes and copies as may be desired.

          (h) The Trustee  shall not be required to give any bond or surety with respect to the  execution  of its trusts and powers  hereunder or otherwise with respect to the Project.

          (i) The Trustee  shall have the right,  but shall not be required,  to demand,  with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any property,  or any action whatsoever within the purpose of this Indenture, any showings, certificates, opinions, appraisals or other information,  or corporate action or evidence thereof, in addition to that by the terms hereof required,  as a condition of such action by the
     Trustee deemed  desirable for the purpose of establishing  the right of the
     Issuer to the  authentication  of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

          (j)  Before  taking any action  under this  Indenture,  other than the making of payments to  Bondowners of principal of and interest on the Bonds or accelerating  the maturity of Bonds pursuant to Section 901 hereof,  the
     Trustee may require that satisfactory  indemnity be furnished to it for the reimbursement  of all  costs  and  expenses  to  which it may be put and to protect it against all liability which it may incur in or by reason of such action, including, without limitation,  environmental contamination and the cleanup  thereof,  except  liability  which is adjudicated to have resulted from its negligence or willful misconduct by reason of any action so taken.

          (k) The  Trustee  shall not be required to take notice or be deemed to have notice of any default  hereunder except any Event of Default described in  subparagraphs  (a) and (b) of the  definition  of an Event of  Default, unless the Trustee is  specifically  notified in writing of such default by the Issuer,  the  Corporation or by the Owners of at least 25% in aggregate principal amount of all Bonds then Outstanding.

     Section 1002. Fees, Charges and Expenses of the Trustee.  The Trustee shall be entitled to payment of or reimbursement  for reasonable fees for its ordinary services rendered  hereunder and all advances,  agent and counsel fees and other ordinary expenses  reasonably and necessarily made or incurred by the Trustee in connection  with such ordinary  services and, in the event that it should become necessary that the Trustee perform extraordinary  services, it shall be entitled to reasonable  compensation  therefor and to  reimbursement  for  reasonable and necessary extraordinary expenses in connection therewith;  provided that if such extraordinary  services or extraordinary  expenses are occasioned by the neglect or  misconduct  of the  Trustee  it shall not be  entitled  to  compensation  or
reimbursement   therefor.   The  Trustee   shall  be  entitled  to  payment  and
reimbursement for the reasonable fees and charges of the Trustee as Paying Agent for the Bonds.  The Trustee  agrees that the Issuer shall have no liability  for any

                                       29

fees,  charges and expenses of the Trustee,  and the Trustee agrees to look only to the  Corporation  for the payment of all fees,  charges  and  expenses of the
Trustee and any Paying Agents as provided in the Lease.  Upon the  occurrence of an Event of Default and during its  continuance,  the Trustee  shall have a lien with right of payment prior to payment of principal of, redemption  premium,  if any,  or  interest  on any Bond,  upon all  moneys in its  possession  under any provisions hereof for the foregoing advances,  fees, costs and expenses incurred and for Default Administration Costs.

     Section  1003.  Notice to  Bondowners  if  Default  Occurs.  If an Event of
Default  occurs of which the  Trustee is required  to take  notice,  the Trustee shall give written notice  thereof to the Owners of all Bonds then  Outstanding, as shown by the bond registration books required to be maintained by the Trustee and kept at the principal office of the Trustee.

     Section 1004.  Intervention by the Trustee.  In any judicial  proceeding to which the Issuer is a party and which,  in the  opinion of the  Trustee  and its counsel,  has a  substantial  bearing on the  interests of the  Bondowners,  the
Trustee may intervene on behalf of the  Bondowners  and shall do so if requested in writing by the Owners of at least 25% of the  aggregate  principal  amount of any series of Bonds then Outstanding.

     Section 1005.  Successor  Trustee Upon Merger,  Consolidation  or Sale. Any
corporation or association  into which the Trustee may be merged or converted or with or into which it may be  consolidated,  or to which it may sell or transfer its corporate trust business and assets as a whole or  substantially as a whole, or any corporation or association resulting from any merger,  conversion,  sale, consolidation or transfer to which it is a party,  shall be and become successor
Trustee  hereunder  without the  execution  or filing of any  instrument  or any further act on the part of any of the parties hereto.

     Section  1006.  Resignation  of  Trustee.  The  Trustee  may  resign  by an instrument in writing  delivered by  registered or certified  mail to the Issuer and the  Corporation  to take effect not sooner than 90 days after its delivery, whereupon the Issuer, with the consent of the Corporation, shall immediately, in writing,  designate a successor Trustee;  provided,  however, that the Trustee's resignation  shall not become effective unless and until a successor  Trustee is approved and qualified.

     Section 1007. Removal of Trustee. The Trustee may be removed at any time by an  instrument or concurrent  instruments  in writing  delivered to the Trustee, executed by the Issuer and the  Corporation  or at the written  direction of the
Owners of at least a majority in aggregate  principal  amount of the Outstanding
Bonds.

     Section 1008.  Qualifications of Successor Trustee. Every Successor Trustee
appointed pursuant to the provisions of this Article shall be a trust company or bank in good  standing  and  qualified  to accept  such trust  having a reported capital and surplus of not less than $10,000,000.

     Section  1009.  Vesting of Trusts in  Successor  Trustee.  Every  successor
Trustee  appointed  hereunder  shall  execute,  acknowledge  and  deliver to its predecessor  and also to the Issuer and the Corporation an instrument in writing accepting  such  appointment  hereunder,  and thereupon  such  successor  shall, without any further act,  deed or  conveyance,  become fully vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor;  but such predecessor  shall,  nevertheless,  on the written request of the Issuer,  execute and deliver an instrument  transferring  to such successor Trustee all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of such predecessor  hereunder;  and every predecessor
Trustee shall deliver all securities and moneys held by it as Trustee  hereunder to its  successor.  Should any instrument in writing

                                       30

from the  Issuer  be  required  by any  successor  Trustee  for more  fully  and certainly  vesting in such successor the trusts,  powers,  rights,  obligations, duties,  remedies,  immunities and privileges  hereby vested in the predecessor, any and all  such  instruments  in  writing  shall,  on  request,  be  executed, acknowledged and delivered by the Issuer.

     Section 1010. Right of Trustee to Pay Taxes and Other Charges.  In case any tax,  assessment or governmental or other charge upon, or insurance premium with respect  to, any part of the  Project is not paid as  required  herein or in the
Lease or in case in the amount  required  to be  rebated  to the  United  States pursuant to provisions  of Section  148(f) of the Code is not paid when due, the
Trustee may pay such tax, assessment or governmental charge or insurance premium or rebated amount,  without prejudice,  however, to any rights of the Trustee or the Bondowners  hereunder arising in consequence of such failure; and any amount at any time so paid under this Section,  with interest  thereon from the date of payment  at a rate per annum  equal to the  Trustee's  published  prime  rate in effect at the time plus 2%, shall  become an  additional  obligation  secured by this  Indenture,  and the same shall be given a  preference  in payment over any payment of principal of, premium, if any, or interest on the Bonds, and shall be paid out of the  proceeds of rents,  revenues and  receipts  collected  from the
Project,  if not otherwise  caused to be paid; but the Trustee shall be under no obligation to make any such payment unless it shall have been requested to do so by the Owners of at least 25% of the aggregate principal amount of any series of
Bonds then  Outstanding  and shall  have been  provided  adequate  funds for the purpose of such payment.

     Section 1011. Trust Estate May Be Vested in Co-Trustee.

          (a) It is the  purpose  of  this  Indenture  that  there  shall  be no violation of any law of any jurisdiction (including particularly the State)
     denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation  under this Indenture or the Lease, and in particular in case of the enforcement of either on default,  or in case the Trustee deems that by reason of any present or future law of any  jurisdiction it may not exercise  any of the  powers,  rights or  remedies  herein  granted  to the
     Trustee,  or take any other  action  which may be desirable or necessary in connection  therewith,  it may be necessary  or desirable  that the Trustee appoint an additional individual or institution as a co-trustee or separate trustee, and the Trustee is hereby authorized to appoint such co-trustee or separate trustee.

          (b) In the event that the Trustee appoints an additional individual or institution  as a co-trustee  or separate  trustee,  each and every remedy, power, right, claim, demand, cause of action, immunity, title, interest and lien expressed or intended by this Indenture to be exercised by the Trustee with respect  thereto shall be exercisable  by such  co-trustee or separate trustee  but only to the extent  necessary  to enable  such  co-trustee  or separate  trustee to exercise such powers,  rights and remedies,  and every
     covenant  and  obligation   necessary  to  the  exercise  thereof  by  such
     co-trustee or separate trustee shall run to and be enforceable by either of them.

          (c) Should any deed,  conveyance  or  instrument  in writing  from the
     Issuer be required by the  co-trustee  or separate  trustee so appointed by the Trustee for more fully and certainly  vesting in and  confirming to him or it such properties, rights, powers, trusts, duties and obligations, then any and all such deeds,  conveyances  and  instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

          (d) In case any  co-trustee  or  separate  trustee  shall die,  become incapable  of acting,  resign or be removed,  all the  properties,  rights, powers,  trusts,  duties and  obligations  of such

                                       31

     co-trustee or separate  trustee,  so far as permitted by law, shall vest in and be exercised  by the Trustee  until the  appointment  of a successor to such co-trustee or separate trustee.

     Section  1012.  Annual  Accounting.  The  Trustee  shall  render  an annual accounting to the Issuer,  the Corporation  and to any Bondowner  requesting the same in writing and  remitting the  Trustee's  reasonable  charges for preparing such copies, showing in reasonable detail all financial transactions relating to the Trust Estate during the accounting  period all  calculations  related to the determination  of  arbitrage  rebate and the  balance  in any Funds or  Accounts created  by this  Indenture  as of the  beginning  and close of such  accounting period.

     Section 1013.  Recordings and Filings.  The Original  Purchaser shall cause this Indenture and all Supplemental Indentures,  the Lease and all amendments to the Lease or appropriate  memoranda  thereof and all  appropriate  financing and other  security  instruments to be recorded and filed in such manner and in such places as may be  required  by law in order to fully  preserve  and  protect the security of the Bondowners and the rights of the Trustee hereunder.  The Trustee shall file  necessary  continuation  statements  for any filed  UCC-1  financing
statement  and  amendments   thereto  for  which  it  receives  a  file  stamped
counterpart  or a copy of which is contained in the  transcript  of  proceedings relating to the Bonds.

     Section 1014. Performance of Duties under the Lease and Guaranty Agreement.
The Trustee  hereby  accepts  and agrees to perform  all duties and  obligations assigned to it under the Lease and the Guaranty Agreement.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

     Section 1101.  Supplemental Indentures Not Requiring Consent of Bondowners.
The Issuer and the  Trustee  may from time to time,  without  the  consent of or notice to any of the  Bondowners,  enter  into such  Supplemental  Indenture  or
Supplemental  Indentures  as  shall  not be  inconsistent  with  the  terms  and provisions hereof, for any one or more of the following purposes:

          (a) To cure  any  ambiguity  or  formal  defect  or  omission  in this
     Indenture or to make any other change not prejudicial to the Bondowners;

          (b) To grant to or confer  upon the  Trustee  for the  benefit  of the
     Bondowners any additional  rights,  remedies,  powers or authority that may lawfully be granted to or conferred  upon the  Bondowners or the Trustee or either of them;

          (c) To more  precisely  identify the Project or to  substitute  or add additional property thereto;

          (d) To subject to this Indenture  additional  revenues,  properties or collateral; and

          (e) To conform the  provisions of this  Indenture to the provisions of the Code as the same now exists or may be hereafter amended.

                                       32

     Section 1102. Supplemental Indentures Requiring Consent of Bondowners.

          (a)  Exclusive of  Supplemental  Indentures  described in Section 1101 hereof and subject to the terms and  provisions  contained in this Section, and not  otherwise,  the  Owners of not less than a majority  in  aggregate principal  amount of the Bonds of each series of the Bonds affected by such amendment  then  Outstanding  shall  have  the  right,  from  time to time, anything  contained in this Indenture to the contrary  notwithstanding,  to consent to and approve the  execution by the Issuer and the Trustee of such other Supplemental Indenture or Supplemental  Indentures as shall be deemed necessary  and  desirable  by the  Issuer  for the  purpose  of  modifying, amending, adding to or rescinding,  in any particular,  any of the terms or provisions  contained in this Indenture or in any  Supplemental  Indenture;
     provided,  however,  that nothing in this Section contained shall permit or be  construed  as  permitting  (1)  an  extension  of the  maturity  of the principal  of or  the  interest  on any  Bond  issued  hereunder,  or (2) a reduction  in the  principal  amount  of any Bond or the  rate of  interest thereon, or (3) a privilege or priority of any Bond or Bonds over any other
     Bond or Bonds,  or (4) a reduction  in the  aggregate  principal  amount of
     Bonds the Owners of which are required for consent to any such Supplemental
     Indenture.

          (b) Any  provision of this  Indenture or the Bonds may be amended with the written consent of the Owners of 100% in aggregate  principal amount of each series of Bonds then Outstanding.

     Section 1103.  Corporation's Consent to Supplemental  Indentures.  Anything
herein to the contrary  notwithstanding,  a  Supplemental  Indenture  under this
Article which affects any rights of the Corporation  shall not become  effective unless  and until  the  Corporation  shall  have  consented  in  writing  to the execution  and  delivery of such  Supplemental  Indenture  In this  regard,  the
Trustee  shall cause notice of the proposed  execution  and delivery of any such
Supplemental  Indenture  together  with a  copy  of  the  proposed  Supplemental
Indenture to be mailed to the Corporation at least 15 days prior to the proposed date of execution and delivery of any such Supplemental Indenture.

                                  ARTICLE XII

                                LEASE AMENDMENTS

     Section 1201. Lease Amendments.  The Lease may be amended to the extent and upon the terms and conditions provided therein.

                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

     Section 1301. Satisfaction and Discharge of the Indenture.

          (a) When the  principal of,  premium,  if any, and interest on all the
     Bonds shall have been paid in accordance  with their terms or provision has been made for such  payment,  as  provided  in  Section  1302  hereof,  and provision  shall  also have been made for  paying  all other  sums  payable hereunder,  including  the fees and  expenses of the Trustee and the Paying
     Agents to the date of  retirement of the Bonds and the payment of arbitrage rebate to the United States as

                                       33

     required  by this  Indenture,  then the right,  title and  interest  of the
     Trustee under this Indenture shall thereupon cease,  determine and be void, and  thereupon  the  Trustee  shall  cancel,  discharge  and  release  this
     Indenture  and shall  execute,  acknowledge  and deliver to the Issuer such instruments of satisfaction  and discharge or release as shall be requisite to  evidence  such  release  and the  satisfaction  and  discharge  of this
     Indenture,  and shall  assign and deliver to the Issuer any property at the time subject to this Indenture which may then be in its possession,  except amounts in the Principal and Interest  Payment Account  required to be paid to the  Corporation  under  Section  603(d)  hereof  and  except  funds  or securities in which such funds are invested and held by the Trustee for the payment of the principal of, premium,  if any, and interest on the Bonds or of arbitrage rebate by the United States.

          (b) The Issuer is hereby  authorized  to accept a  certificate  by the
     Trustee  that the  principal  of,  premium,  if any,  and  interest due and payable upon all of the Bonds then  Outstanding and all amounts required to be paid to the United States have been paid or such payment provided for in accordance  with  Section 1302 hereof as evidence of  satisfaction  of this
     Indenture,  and upon receipt thereof shall cancel and erase the inscription of this Indenture from its records.

     Section 1302. Bonds Deemed to be Paid.

          (a) Bonds  shall be  deemed  to be paid  within  the  meaning  of this
     Indenture when payment of the principal of and the applicable  premium,  if any, on such Bonds,  plus interest thereon to the due date thereof (whether such due date be by reason of  maturity or upon  redemption  as provided in this Indenture, or otherwise), either (i) shall have been made or caused to be made in  accordance  with the terms  thereof,  or (ii)  shall  have been provided for by depositing  with the Trustee,  in trust and irrevocably set aside  exclusively  for such  payment  (1) moneys  sufficient  to make such payment or (2) non-callable  Government Securities maturing as to principal and  interest  in  such  amount  and at  such  times  as  will  insure  the availability of sufficient  moneys to make such payment.  At such time as a
     Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Government Securities.

          (b)  Notwithstanding  the foregoing,  in the case of the redemption of
     Bonds which by their terms may be redeemed  prior to the stated  maturities thereof,  no  deposit  under  clause  (ii)  of  the  immediately  preceding paragraph shall be deemed a payment of such Bonds as aforesaid until proper notice of such redemption  shall have been given in accordance with Article
     III of this Indenture or irrevocable  instructions shall have been given to the Trustee to give such notice.

          (c)  Notwithstanding  any  provision  of any  other  Section  of  this
     Indenture  which may be contrary to the  provisions  of this  Section,  all moneys or Government Securities set aside and held in trust pursuant to the provisions  of this  Section  for the payment of Bonds  (including  premium thereon,  if any) and interest  thereon shall be applied to and used solely for the payment of the particular Bonds (including premium thereon, if any)
     and  interest  thereon  with  respect to which such  moneys and  Government
     Securities have been so set aside in trust.

                                       34

                                  ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

     Section 1401. Consents and Other Instruments by Bondowners.

          (a) Any  consent,  request,  direction,  approval,  objection or other instrument  required  by this  Indenture  to be signed and  executed by the
     Bondowners may be in any number of concurrent writings of similar tenor and may be  signed  or  executed  by such  Bondowners  in  person  or by  agent appointed in writing.  Proof of the execution of any such  instrument or of the writing  appointing  any such agent and of the  ownership of Bonds,  if made in the following  manner,  shall be sufficient for any of the purposes of this  Indenture,  and shall be  conclusive  in favor of the Trustee with regard to any action taken,  suffered or omitted under any such instrument, namely:

               (1) The fact and date of the  execution by any person of any such instrument  may be proved by the  certificate  of any  officer  in any jurisdiction who by law has power to take acknowledgments  within such jurisdiction  that the person  signing  such  instrument  acknowledged before him the  execution  thereof,  or by affidavit of any witness to such execution.

               (2) The fact of  ownership  of Bonds and the  amount or  amounts, number and other identification of such Bonds, and the date of holding the same  shall be  proved  by the  registration  books of the  Issuer maintained by the Trustee.

          (b) In  determining  whether  the  Owners of the  requisite  principal amount of Bonds Outstanding have given any request, demand,  authorization, direction,  notice, consent or waiver under this Indenture,  Bonds owned by the  Corporation or any affiliate of the  Corporation  shall be disregarded and deemed not to be  Outstanding  under this  Indenture,  except that,  in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization,  direction, notice, consent or waiver, only
     Bonds which the Trustee knows to be so owned shall be so  disregarded.  For purposes of this paragraph,  the word "affiliate" means any person directly or  indirectly  controlling  or  controlled  by or under direct or indirect common  control  with  the  Corporation;  and  for  the  purposes  of  this definition, "control" means the power to direct the management and policies of such person,  directly or indirectly,  whether  through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing,
     Bonds  so  owned  which  have  been  pledged  in good  faith  shall  not be disregarded as aforesaid if the pledgee  establishes to the satisfaction of the Trustee the  pledgee's  right so to act with  respect to such Bonds and
     that  the  pledgee  is  not  the   Corporation  or  any  affiliate  of  the
     Corporation.

     Section 1402. Limitation of Rights Under the Indenture.  With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be inferred  from this  Indenture or the Bonds is intended or shall be construed to give any person other than the parties hereto,  and the  Bondowners,  any right, remedy  or  claim  under  or  with  respect  to this  Indenture,  and all of the covenants,  conditions and provisions  hereof being intended to be and being for the sole and exclusive  benefit of the parties  hereto,  the Corporation and the
Bondowners as herein provided.

     Section 1403.  Notices.  Any notice,  request,  complaint,  demand or other communication  required  or  desired to be given or filed  under this  Indenture shall be in writing and shall be deemed duly

                                       35

given or filed if the same shall be duly mailed by registered or certified mail, postage prepaid, to the Notice Representative.

     All notices  given by certified or  registered  mail as aforesaid  shall be deemed duly given as of the date they are so mailed, provided that any notice to the Trustee shall only be effective  upon actual  receipt.  A duplicate  copy of each notice,  certificate or other  communication  given hereunder by either the
Issuer or the  Corporation to the other shall also be given to the Trustee.  The
Issuer,  the Trustee and the  Corporation  may from time to time  designate,  by notice given  hereunder  to the others of such  parties,  such other  address to which subsequent notices, certificates or other communications shall be sent.

     Section 1404.  Suspension  of Newspaper  Publication  or Mail Service.  If,
because of the temporary or permanent  suspension of the  publication or general circulation  of any  newspaper or  suspension of regular mail service or for any other reason,  it is impossible or  impractical to publish or mail any notice in the manner herein provided,  then such publication in lieu thereof or other form of notice as shall be made with the approval of the Trustee  shall  constitute a sufficient notice.

     Section 1405.  Severability.  If any provision of this  Indenture  shall be held or deemed to be invalid,  inoperative  or  unenforceable  as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions  hereof or any  constitution  or  statute  or rule of  public  policy,  or for any other reason,  such circumstances shall not have the effect of rendering the provision in question  inoperative or unenforceable in any other case or circumstance,  or of  rendering  any other  provision  or  provisions  herein  contained  invalid, inoperative or unenforceable to any extent whatever.

     Section   1406.   Execution  in   Counterparts.   This   Indenture  may  be
simultaneously  executed  in  several  counterparts,  each of which  shall be an original and all of which shall constitute but one and the same instrument.

     Section 1407.  Governing Law. This Indenture shall be governed  exclusively by and construed in accordance with the applicable laws of the State.

     Section  1408.   Electronic   Transaction.   The  parties  agree  that  the
transaction  described  herein may be  conducted  and related  documents  may be stored by electronic means. Copies, telecopies, facsimiles, electronic files and other  reproductions  of  original  executed  documents  shall be  deemed  to be authentic and valid  counterparts  of such original  documents for all purposes, including the filing of any claim,  action or suit in the  appropriate  court of law.

                    [Remainder of page intentionally blank.]

                                       36

     IN WITNESS  WHEREOF,  Issuer has caused this  Indenture to be signed in its name and behalf by the Mayor and its corporate  seal to be hereunto  affixed and attested by its City Clerk,  and to evidence its acceptance of the trusts hereby created,  Trustee has caused this  Indenture to be signed in its name and behalf and its official seal to be hereunto affixed and attested by its duly authorized officers, all as of the date first above written.

                                         CITY OF OLATHE, KANSAS

                                         By:
                                            ------------------------------------
                                                           Mayor

[SEAL]

ATTEST:

By:
   -------------------------------
         City Clerk

                                      S-1

                                        UMB BANK, N.A.
                                        as Trustee

                                        By:
                                           -------------------------------------
                                        Name:  Anthony P. Hawkins
                                        Title:  V.P.
[SEAL]

ATTEST:

--------------------------------------
Name:  Lara L. Steven
Title:  Asst. Secretary

                                      S-2

                                   SCHEDULE I

                            PROPERTY SUBJECT TO LEASE

          (a) The following  described  real estate  located in Johnson  County,
     Kansas, to wit:

          Lot 11, KANSAS CITY ROAD BUSINESS  PARK,  NINTH PLAT, a subdivision in the City of Olathe, Johnson County, Kansas

     said real property constituting the "Land" as referred to in said Lease.

          (b)  All  buildings,  improvements,  machinery  and  equipment  now or hereafter  constructed,  located or installed on the Land  pursuant to said
     Lease and paid for in whole or in part with Bond proceeds, constituting the
     "Improvements" as referred to in said Lease and said Indenture.

                                      SI-1

                                    EXHIBIT A

                                FORM OF THE BOND

This Bond has not been registered  under the Securities Act of 1933, as amended, or any state  securities  laws, and this Bond may not be transferred  unless (i)
the Issuer  consents  in writing to such  transfer,  and (ii) the Issuer and the
Trustee are  furnished a written  legal  opinion from counsel  acceptable to the
Issuer,  the Trustee and the  Corporation,  to the effect that such  transfer is exempt from the  registration  requirements  of the  Securities  Act of 1933, as amended,  and any applicable state securities laws. This Bond may be transferred to any  successor  of the  Corporation  or any entity  owned by or under  common ownership with the  Corporation  without the necessity of obtaining the Issuer's consent or such an opinion.

                            UNITED STATES OF AMERICA
                                 STATE OF KANSAS
                                COUNTY OF JOHNSON

                             CITY OF OLATHE, KANSAS

                 [TAX EXEMPT] [TAXABLE] INDUSTRIAL REVENUE BOND
                               (DCI, INC. PROJECT)
                                SERIES 2006[___]

     Interest Rate              Maturity Date               Dated Date
     -------------              -------------               ----------

                                                            September 1, 2006

REGISTERED OWNER: [BANK MIDWEST, N.A.] [DCI, INC.]

PRINCIPAL AMOUNT: [_____________ DOLLARS]

     THE CITY OF OLATHE,  KANSAS, a municipal corporation organized and existing under the laws of the  State of  Kansas  (the  "Issuer"),  for  value  received, promises to pay,  but solely from the sources  hereinafter  referred  to, to the
Registered  Owner specified above, or registered  assigns,  the Principal Amount specified above on the Maturity Date specified above or as otherwise provided in the hereafter defined Indenture,  except as the provisions hereinafter set forth with respect to redemption prior to maturity may become applicable  hereto,  and in like manner to pay interest on the portion of said Principal Amount from time to time  Outstanding  at the  interest  rate per annum  determined  as described herein and in the Indenture from the Dated Date specified above or from the most recent  Interest  Payment Date to which  interest has been paid or duly provided for,  payable on each Interest  Payment Date as described in the Indenture until said Principal Amount is paid.

     Method of  Payment.  The  principal  of and  interest on this Bond shall be payable in any coin or  currency  of the United  States of America  which on the respective  dates of payment  thereof is legal  tender for the payment of public and private debts. The principal of and

                                      B-1

redemption  premium,  if any,  and interest on this Bond shall be payable in the manner set forth in the Indenture.

     Authorization. This Bond is one of a duly authorized series of bonds of the
Issuer  designated "[Tax Exempt]  [Taxable]  [Subordinate]  [Industrial  Revenue
Bonds] (DCI, Inc.  Project),  Series 2006[_]",  issued in the maximum  aggregate principal  amount of  $__________  (herein  called the "Bonds"),  issued for the purpose  of  providing  funds  to  pay a  portion  of  the  cost  of  acquiring,
purchasing,  constructing,   installing  and  equipping  a  commercial  project,
consisting  of a  manufacturing  facility (the  "Project"),  to be leased to DCI
Holdings FAE, LLC, a Kansas limited liability company (the "Corporation"), under the  terms of a Lease  Agreement  dated as of  September  1,  2006  (said  Lease
Agreement,  as amended and supplemented from time to time in accordance with the provisions thereof, being herein called the "Lease"), between the Issuer and the
Corporation,  all pursuant to the authority of and in full  compliance  with the provisions,  restrictions  and limitations and  Constitution and statutes of the
State of Kansas,  including particularly K.S.A. 12-1740 to 12-1749d,  inclusive, as amended,  and pursuant to  proceedings  duly had by the governing body of the
Issuer.

     Payment of  Principal  and  Interest.  Principal  and interest on the Bonds shall be paid in the amounts and at the times specified in Section 208(a) of the
Indenture.

     Security.  The  Bonds  are  issued  under,  secured  and  entitled  to  the protection  given by the  Indenture  pursuant  to which the rights of the Issuer under the Lease  Agreement are pledged and assigned by the Issuer to the Trustee as  security  for the Bonds.  Reference  is hereby made to the  Indenture  for a description of the property pledged and assigned thereunder, and the provisions, among  others,  with  respect to the nature and extent of the  security  for the
Bonds, and the rights, duties and obligations of the Issuer, the Trustee and the owners of the  Bonds,  and a  description  of the terms upon which the Bonds are issued and secured,  upon which  provision  for payment of the Bonds or portions thereof and defeasance of the lien of the Indenture with respect  thereto may be made and upon which the Indenture may be deemed  satisfied and discharged  prior to payment of the Bonds.

     Limited  Obligations.  The  Bonds  and the  interest  thereon  are  limited obligations of the Issuer payable  exclusively out of the Trust Estate under the
Indenture,  including but not limited to the rents,  revenues and receipts under the Lease,  and are secured by a pledge of the Project as described in the Lease and a pledge and assignment of the Trust Estate, including all rentals and other amounts to be received  by the Issuer  under and  pursuant to the Lease,  all as provided in the Indenture.  The Bonds and the interest thereon do not constitute a debt or general obligation of the Issuer, the State of Kansas or any municipal corporation  thereof,  and are not payable in any manner by taxation.  The Bonds shall not constitute an indebtedness within the meaning of any constitutional or statutory  debt  limitation or  restriction.  Pursuant to the  provisions of the
Lease, rental payments are to be made by the Corporation directly to the Trustee for the account of the Issuer and deposited in a special  trust account  created by the Issuer and  designated  "City of Olathe,  Kansas,  Principal and Interest
Payment Account for Industrial Revenue Bonds (DCI, Inc.  Project)." The full and prompt payment of the principal of, redemption  premium, if any, and interest on the Bonds is unconditionally jointly and severally guaranteed for the benefit of the  Bondowners,  under the terms of a separate  Guaranty  Agreement dated as of
September 1, 2006 by the guarantors named therein.

                                      B-2

     Redemption.  The Bonds are subject to  optional  and  mandatory  redemption prior to their stated maturity as provided in the Indenture.

     [Subordination.  The payment of the  principal  of,  premium,  if any,  and interest on this Bond is  subordinate  to the Superior  Bonds (as defined in the
Indenture).  The rights of the Registered Holder of this Bond are limited to the rights of the holders of the Superior Bonds as described in the  Indenture.  The rights to  security  and payment of this Bond are  subordinate  to the rights to security and payment of the Superior Bonds as described in the Indenture.]

     Limitation on Rights; Acceleration;  Modifications.  The Owner of this Bond shall have no right to enforce the  Indenture or to institute  action to enforce the  covenants  therein,  or to take any  action  with  respect  to any event of default under the  Indenture,  or to institute,  appear in or defend any suit or other proceeding with respect thereto,  except as provided in the Indenture.  In certain events,  on the conditions,  in the manner and with the effect set forth in the Indenture,  the principal of all the Bonds issued under the Indenture and then Outstanding may become or may be declared due and payable before the stated
maturity  thereof,  together with interest  accrued  thereon.  Modifications  or alterations  of the Bonds or the Indenture may be made only to the extent and in the circumstances permitted by the Indenture.

     Authentication.  This Bond shall not be valid or become  obligatory for any purpose or be entitled to any security or benefit under the Indenture  until the
Certificate of Authentication hereon shall have been executed by the Trustee.

     IT IS HEREBY  CERTIFIED AND DECLARED that all acts,  conditions  and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist,  have happened and have been performed in due time, form and manner as required by law.

     IN WITNESS WHEREOF,  THE CITY OF OLATHE,  KANSAS has caused this Bond to be executed  in its name by the  manual  or  facsimile  signature  of the Mayor and attested by the manual or facsimile signature of the City Clerk and its official seal to be affixed  hereto or imprinted  hereon,  and has caused this Bond to be dated as of September _____, 2006.

                                          CITY OF OLATHE, KANSAS

                                          By: __________________________________
                                                            Mayor

[SEAL]

ATTEST:

By: _________________________
                  City Clerk

                                      B-3

======================================================================================================================

                TABLE OF CUMULATIVE OUTSTANDING PRINCIPAL AMOUNT

                                                     Principal Amount           Cumulative
                         Principal Amount            Paid Pursuant to          Outstanding            Notation
                          Deposited Into                Redemption              Principal               Made
      Date              Construction Fund               Provisions                Amount                 By
      ----              -----------------               ----------                ------                 --

                                      B-4

======================================================================================================================

                              (FORM OF ASSIGNMENT)
                        (NOTE RESTRICTIONS ON TRANSFERS)

                    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

----------------------------------------------------------------------------------------------------------------------
                                   Print or Typewrite Name, Address and Social Security or
                                      other Taxpayer Identification Number of Transferee

the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________ attorney to transfer the within Bond on the books kept by the Trustee for the registration and transfer of Bonds, with full power of substitution in the premises.

Dated: _____________________                         ________________________________________________________________
                                                     NOTICE:  The signature to this  assignment  must correspond with the  name as it  appears  upon the  face of the  within  Bond in every particular.

                                                     Signature Guaranteed By:

[Seal of Bank]                                       ________________________________________________________________
                                                     (Name of Eligible  Guarantor  Institution as defined by SEC Rule
                                                     17 Ad-1 5
                                                     (17CFR 240.17 Ad-15))

                                                     By: ______________________________________

                                                     Title: ____________________________________

======================================================================================================================

                                      B-5

                (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

================================================================================

                          CERTIFICATE OF AUTHENTICATION

         This Bond is the Tax Exempt Industrial Revenue Bond (DCI, Inc.
Project), Series 2006A, described in the Trust Indenture. The effective date of registration of this Bond is set forth below.

                                         UMB BANK, N.A.

Date: _________________________          By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

================================================================================